                                                                EXHIBIT 10.5









                        THE GNI GROUP, INC. 401(k) PLAN
                    AMENDED AND RESTATED AS OF JULY 1, 1989

                               TABLE OF CONTENTS

                                                                                                                      Page
                                                                                                                      ----
                                                        ARTICLE I
                                                       DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . .   1

                                                        ARTICLE II
                                               TOP HEAVY AND ADMINISTRATION . . . . . . . . . . . . . . . . . . . . .  12

2.1      TOP HEAVY PLAN REQUIREMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
2.2      DETERMINATION OF TOP HEAVY STATUS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
2.3      POWERS AND RESPONSIBILITIES OF THE EMPLOYER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
2.4      ASSIGNMENT AND DESIGNATION OF ADMINISTRATIVE AUTHORITY . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
2.5      ALLOCATION AND DELEGATION OF RESPONSIBILITIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
2.6      POWERS AND DUTIES OF THE ADMINISTRATOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
2.7      RECORDS AND REPORTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
2.8      APPOINTMENT OF ADVISERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
2.9      INFORMATION FROM EMPLOYER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
2.10     PAYMENT OF EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
2.11     MAJORITY ACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
2.12     CLAIMS PROCEDURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
2.13     CLAIMS REVIEW PROCEDURE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

                                                       ARTICLE III
                                                       ELIGIBILITY  . . . . . . . . . . . . . . . . . . . . . . . . .  20

3.1      CONDITIONS OF ELIGIBILITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
3.2      APPLICATION FOR PARTICIPATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
3.3      EFFECTIVE DATE OF PARTICIPATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
3.4      DETERMINATION OF ELIGIBILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
3.5      TERMINATION OF ELIGIBILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
3.6      OMISSION OF ELIGIBLE EMPLOYEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
3.7      INCLUSION OF INELIGIBLE EMPLOYEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

                                                        ARTICLE IV
                                               CONTRIBUTION AND ALLOCATION  . . . . . . . . . . . . . . . . . . . . .  22

4.1      FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
4.2      PARTICIPANT'S SALARY REDUCTION ELECTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
4.3      AMOUNT OF EMPLOYER'S CONTRIBUTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
4.4      TIME OF PAYMENT OF NON-ELECTIVE CONTRIBUTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
4.5      TIME OF PAYMENT OF ELECTIVE CONTRIBUTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
4.6      ALLOCATION OF CONTRIBUTION, EARNINGS AND FORFEITURES . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

4.7      ACTUAL DEFERRAL PERCENTAGE TESTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
4.8      ADJUSTMENT FOR EXCESSIVE ALLOCATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
4.9      MAXIMUM CONTRIBUTION PERCENTAGE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
4.10     ADJUSTMENT FOR EXCESSIVE CONTRIBUTION PERCENTAGE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
4.11     MAXIMUM ANNUAL ADDITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
4.12     ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
4.13     TRANSFERS FROM QUALIFIED PLANS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
4.14     DIRECTED INVESTMENT ACCOUNT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

                                                        ARTICLE V
                                                        VALUATIONS  . . . . . . . . . . . . . . . . . . . . . . . . .  47

5.1      VALUATION OF THE TRUST FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
5.2      METHOD OF VALUATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

                                                        ARTICLE VI
                                        DETERMINATION AND DISTRIBUTION OF BENEFITS  . . . . . . . . . . . . . . . . .  48

6.1      DETERMINATION OF BENEFITS UPON RETIREMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
6.2      DETERMINATION OF BENEFITS UPON DEATH . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
6.3      DETERMINATION OF BENEFITS IN EVENT OF DISABILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
6.4      DETERMINATION OF BENEFITS UPON TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
6.5      DISTRIBUTION OF BENEFITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
6.6      DISTRIBUTION OF BENEFITS UPON DEATH  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
6.7      TIME OF SEGREGATION OR DISTRIBUTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
6.8      DISTRIBUTION FOR MINOR BENEFICIARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
6.9      LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
6.10     ADVANCE DISTRIBUTION FOR HARDSHIP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
6.11     QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
6.12     PAYMENT OF DISTRIBUTION DIRECTLY TO ELIGIBLE RETIREMENT
         PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

                                                       ARTICLE VII
                                                         TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . .  59

7.1      TRUST AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
7.2      DIRECTED INVESTMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59

                                                       ARTICLE VIII
                                           AMENDMENT, TERMINATION, AND MERGERS  . . . . . . . . . . . . . . . . . . .  60

8.1      AMENDMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
8.2      TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
8.3      MERGER OR CONSOLIDATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61

                                                        ARTICLE IX
                                                      MISCELLANEOUS   . . . . . . . . . . . . . . . . . . . . . . . .  62

9.1      PARTICIPANT'S RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
9.2      ALIENATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
9.3      CONSTRUCTION OF PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
9.4      GENDER AND NUMBER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
9.5      LEGAL ACTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
9.6      PROHIBITION AGAINST DIVERSION OF FUNDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
9.7      BONDING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
9.8      EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
9.9      INSURER'S PROTECTIVE CLAUSE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
9.10     RECEIPT AND RELEASE FOR PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
9.11     ACTION BY THE EMPLOYER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
9.12     NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
9.13     HEADINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
9.14     APPROVAL BY INTERNAL REVENUE SERVICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
9.15     UNIFORMITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66

                                                        ARTICLE X
                                                 PARTICIPATING EMPLOYERS  . . . . . . . . . . . . . . . . . . . . . .  67

10.1     ADOPTION BY OTHER EMPLOYERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
10.2     REQUIREMENTS OF PARTICIPATING EMPLOYERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
10.3     DESIGNATION OF AGENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
10.4     EMPLOYEE TRANSFERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
10.5     PARTICIPATING EMPLOYERS CONTRIBUTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
10.6     AMENDMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
10.7     DISCONTINUANCE OF PARTICIPATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
10.8     ADMINISTRATOR'S AUTHORITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
10.9     PARTICIPATING EMPLOYER CONTRIBUTION FOR AFFILIATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69

                        THE GNI GROUP, INC. 401(k) PLAN
                    AMENDED AND RESTATED AS OF JULY 1, 1989


                              W I T N E S S E T H:

         WHEREAS, The GNI Group, Inc. (the "Employer") heretofore established a Profit Sharing Plan and Trust effective July 1, 1987 (hereinafter called the "Effective Date") known as The GNI Group, Inc. 401(k) Plan (the "Plan") in recognition of the contribution made to its successful operation by its employees and for the exclusive benefit of its eligible employees; and

         WHEREAS, under the terms of the Plan, the Employer has the ability to amend the Plan, provided the Trustee joins in such amendment if the provisions of the Plan affecting the Trustee are amended.

         NOW, THEREFORE, effective July 1, 1989, except as otherwise provided, the Employer, in accordance with the provisions of the Plan pertaining to amendments thereof, hereby amends the Plan in its entirety and restates the Plan to provide as follows:

                                   ARTICLE I
                                  DEFINITIONS

         1.1 "Act" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

         1.2 "Administrator" means a committee designated by the Employer pursuant to Section 2.4 to administer the Plan on behalf of the Employer which shall be known as the GNI Employee Benefits Committee.

         1.3 "Affiliated Employer" shall mean the Employer and any corporation which is a member of a control group of corporations (as defined in Code Section 414(b)) which includes the Employer; any trade or business which is under common control (as defined in Code Section 414(c)) with the Employer; any organization which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to Regulations under Code
Section 414(o).

         1.4 "Aggregate Account" means, with respect to each Participant, the value of all accounts maintained on behalf of a Participant, whether attributable to Employer or Employee contributions, subject to the provisions of Section 2.2.

         1.5     "Anniversary Date" means June 30.

         1.6 "Beneficiary" means the person to whom the share of a deceased Participant's total account is payable, subject to the restrictions of Sections
6.2 and 6.6.

         1.7 "Code" means the Internal Revenue Code of 1986, as amended, or replaced from time to time.

         1.8 "Compensation" with respect to any Participant means total compensation paid by the Employer for a Plan Year, including all overtime, commissions, bonuses and other remuneration required to be reported by the Employer on the Employee's Form W-2 for the calendar year in which received by the Participant.

         Compensation shall be recognized as of an Employee's effective date of participation pursuant to Section 3.3.

         Compensation in excess of $200,000 shall be disregarded. Such amounts shall be adjusted at the same time and in such manner as permitted under Code
Section 415(d).

         In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the "OBRA '93 Annual Compensation Limit." The "OBRA '93 Annual Compensation Limit" is $150,000, as adjusted for increases in the cost of living in accordance with Code Section

401(a)(17)(B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined ("Determination Period") beginning in such calendar year. If a Determination Period consists of fewer than 12 months, the "OBRA '93 Annual Compensation Limit" will be multiplied by a fraction, the numerator of which is the number of months in the Determination Period, and the denominator of which is 12.

         Any reference in this Plan to the limitation under Code Section 401(a)(17) shall mean the "OBRA '93 Annual Compensation Limit" set forth in this Section.

         If Compensation for any prior Determination Period is taken into account in determining a Participant's benefits accruing in the current Plan Year, the Compensation for that prior Determination Period is subject to the "OBRA '93 Annual Compensation Limit" in effect for that prior Determination Period. For this purpose, for Determination Periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the "OBRA '93 Annual Compensation Limit" is $150,000.

         That portion of an Employee's Compensation that is deferred pursuant to Section 4.2 shall not be considered as Compensation.

         1.9 "Contract" or "Policy" shall mean a life insurance policy or annuity contract (group or individual) issued by the insurer as elected.

         1.10 "Deferred Compensation" with respect to any Participant means that portion of such Participant's total Compensation paid by the Employer for a Plan Year that such Participant has elected to defer pursuant to Section 4.2.

         1.11 "Early Retirement Date" means the first date of the month (prior to the Normal Retirement Date) coinciding with or following the Date on which a Participant or Former Participant attains his 55th birthday and has completed at least 6 Years of Service with the Employer (Early Retirement Age).

         A Participant shall become fully vested upon satisfying this requirement if still employed at his Early Retirement Age. A Former Participant who terminates employment after satisfying the service requirement for Early Retirement and who thereafter reaches the age requirement contained herein shall be entitled to receive his benefits under this Plan.

         1.12 "Elective Contribution" means the Employer's contributions to the Plan that are made pursuant to the Participant's deferral election provided in Section 4.2. In addition, the enrollment bonus made by the Employer pursuant to Section 4.1(c).

         1.13 "Eligible Employee" means any Employee who has satisfied the provisions of Section 3.1.

         1.14 "Employee" means any person who is employed by the Employer or is employed by a company within the controlled group of corporations or under common control as set forth in Section 1.55. However, any person who is an independent contractor of the Employer is excluded.

         1.15 "Employer" means The GNI Group, Inc., a Delaware corporation, and any Participating Employer (as defined in Section 10.1) which shall adopt this Plan; any successor which shall maintain this Plan; and any predecessor which has maintained this Plan.

         1.16 "Excess Aggregate Contributions" means, with respect to any Plan Year, the excess of the aggregate amount of matching contributions and any qualified non-elective contributions or Elective Contributions taken into account pursuant to Section 4.9(c) on behalf of Highly Compensated Participants for such Plan Year, over the maximum amount of such contributions permitted under the limitations of Section 4.9(a).

         1.17 "Family Member" means, with respect to an affected Participant, such Participant's spouse and such Participant's lineal descendants and ascendants and their spouses, all as described in Code Section 414(q)(6)(B).

         1.18 "Fiduciary" means any person who (a) exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets, (b) renders investment advice for a fee or other compensation, direct or indirect, with respect to any monies or other property of the Plan or has any authority or responsibility to do so, or (c) has any discretionary authority or discretionary responsibility in the administration of the Plan, including, but not limited to, the Trustee, the Employer and its representative body, and the Administrator.

         1.19 "Fiscal Year" means the Employer's accounting year of 12 months commencing on July 1st of each year and ending the following June 30th.

         1.20 "Forfeiture" means that portion of a Participant's Account that is not Vested, and occurs on the earlier of:

                 (a) the distribution of the entire Vested portion of a Participant's Account, or

                 (b) the last day of the Plan Year in which the Participant incurs five (5) consecutive 1-Year Breaks in Service.

         1.21 "Former Participant" means a person who has been a Participant, but who has ceased to be a Participant for any reason. For purposes of Section 1.25, a "Former Participant" shall be treated as a Highly Compensated Participant if such "Former Participant" was a Highly Compensated Participant when he separated from service with the Employer or was a Highly Compensated Participant at any time after attaining age 55.

         1.22 "415 Compensation" means compensation as defined in Section 4.11(d) of the Plan.

         1.23 "414(s) Compensation" with respect to any Participant means such Participant's "415 Compensation" paid during a Plan Year. The amount of "414(s) Compensation" with respect to any Participant shall include "414(s) Compensation" for the entire twelve (12) month period ending on the last day of such Plan Year. For purposes of this Section, the determination of "414(s) Compensation" shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h), 403(b) or 457, and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

         Compensation in excess of $200,000 shall be disregarded. Such amounts shall be adjusted at the same time and in such manner as permitted under Code
Section 415(d). In applying this limitation, the family group of a Highly Compensated Participant who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, shall be treated as a single Participant, except that for this purpose Family Members shall include only the affected Participant's spouse and any lineal descendants who have not attained age nineteen (19) before the close of the year.

         In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Compensation of each Employee taken into account under the Plan shall not exceed the "OBRA '93 Annual Compensation Limit." The "OBRA '93 Annual Compensation Limit" is $150,000, as adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined ("Determination Period") beginning in such calendar year. If a Determination Period consists of fewer than 12 months, the "OBRA '93 Annual Compensation Limit" will be multiplied by a fraction, the numerator of which is the number of months in the Determination Period, and the denominator of which is 12.

         Any reference in this Plan to the limitation under Code Section 401(a)(17) shall mean the "OBRA '93 Annual Compensation Limit" set forth in this Section.

         If Compensation for any prior Determination Period is taken into account in determining a Participant's benefits accruing in the current Plan Year, the Compensation for that prior Determination Period is subject to the "OBRA '93 Annual Compensation Limit" in effect for that prior Determination Period. For this purpose, for Determination Periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the "OBRA '93 Annual Compensation Limit" is $150,000.

         1.24 "Highly Compensated Employee" means any Employee or former Employee who is a highly compensated employee as defined in Code Section 414(q) and the Regulations thereunder. Generally, any Employee or former Employee is considered a Highly Compensated Employee if such Employee or former Employee performed services for the Employer during the "determination year" and is one or more of the following groups:

                 (a) Employees who at any time during the "determination year" or "look-back year" were "five percent owners" as defined in
         Section 1.29(c).

                 (b) Employees who received "415 Compensation" during the "look-back year" from the Employer in excess of $75,000. In determining whether an individual has "415 Compensation" of more than $75,000, "415 Compensation" from each employer required to be aggregated under Code Sections 414(b), (c), (m) and (o) shall be taken into account.

                 (c) Employees who received "415 Compensation" during the "look-back year" from the Employer in excess of $50,000 and were in the top-paid group of Employees for the Plan Year. An Employee is in the top-paid group of Employees for any Plan Year if such Employee is in the group consisting of the top twenty (20%) percent of the Employees when ranked on the basis of "415 Compensation" paid during the Plan Year. In determining whether an individual has "415 Compensation" of more than $50,000, "415 Compensation" from each employer required to be aggregated under Code Section 414(b), (c), (m) and (o) shall be taken into account.

                 (d) Employees who during the "look-back year" were officers as defined in Section 1.29(a) and received "415 Compensation" during the "look-back year" from the Employer greater than 50 percent of the limit in effect under Code Section 415(b)(1)(A) for any such Plan Year. The number of officers shall be limited to the lesser of
         (i) 50 employees; or (ii) the greater of 3 employees or 10 percent of all employees. For the purpose of determining the number of officers, the following Employees shall be excluded:

                          (1) Employees with less than six (6) months of service;

                          (2) Employees who normally work less than 17 1/2 hours per week;

                          (3) Employees who normally work less than six (6) months during a year; and

                          (4)     Employees who have not yet attained age 21.

                 However, such Employees shall still be considered for the purpose of identifying the particular Employees who are officers. If the Employer does not have at least one officer whose annual "415 Compensation" is in excess of 50 percent of the Code Section 415(b)(1)(A) limit, then the highest paid officer of the Employer will be treated as a Highly Compensated Employee.

                 (e) Employees who are in the group consisting of the 100 Employees paid the greatest "415 Compensation" during the "determination year" and are also described in (b), (c) or (d) above when these paragraphs are modified to substitute "determination year" for "look-back year."

         The "look-back year" shall be the calendar year ending with or within the Plan Year for which testing is being performed, and the "determination year" (if applicable) shall be the period of time, if any, that extends beyond the "look-back year" and ends on the last day of the Plan Year for which testing is being performed (the "lag period"). If the "lag period" is less than twelve months long, the threshold amounts specified in (b), (c), and (d) above shall be prorated based upon the number of months in the "lag period."

         For purposes of this Section, the determination of "415 Compensation" shall be based only on "415 Compensation" which is actually paid and shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h), 403(b) or 457, and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions. Additionally, the dollar threshold amounts specified in (b) and (c) above shall be adjusted at such time and in such manner as is provided in Regulations. In the case of such an adjustment, the dollar limits which shall be applied are those for the calendar year in which the "determination year" or "look-back year" begins.

         In determining who is a Highly Compensated Employee, Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. Additionally, all Affiliated Employers shall be taken into account as a single employer and leased employees within the meaning of Code Sections 414(n)(2) and 414(o)(2) shall be considered Employees unless such leased employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Employer. The exclusion of leased employees for this purpose shall be applied on a uniform and consistent basis for all of the Employer's retirement plans.

         1.25 "Highly Compensated Participant" means any Highly Compensated Employee who is eligible to participate in the Plan.

         1.26 "Hour of Service" shall mean (1) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer for the performance of duties during the applicable computation period; (2) each hour for which an Employee is directly or indirectly compensated or entitled to compensation by the Employer (irrespective of whether the employment relationship has terminated) for reasons other than performance of duties (such as vacation, holidays, sickness, jury duty, disability, lay-off, military duty or leave of absence) during the applicable computation period; (3) each hour for which back pay is awarded or agreed to by the Employer without regard to mitigation of damages.

         An Hour of Service must be counted for the purpose of determining a Year of Service, a year of participation for purposes of accrued benefits, a 1-Year Break in Service, and employment commencement date (or reemployment commencement date). The provisions of Department of Labor regulations 2530.200b-2(b) and (c) are incorporated herein by reference.

         1.27 "Investment Funds" means the funds into which the assets of the Trust Fund shall be invested as set forth in Section 4.14. The Plan shall offer a range of Investment Funds which is sufficient to provide a Participant or Beneficiary with a reasonable opportunity to:

                 (a) materially affect the potential return on amounts in his Account with respect to which he is permitted to exercise control and the degree of risk to which such amounts are subject;

                 (b)      choose from at least three investment alternatives:

                          (1)     each of which is diversified;

                          (2) each of which has materially different risk and return characteristics;

                          (3) which in the aggregate enable the Participant or Beneficiary by choosing among them to achieve a portfolio with aggregate risk and return characteristics at any point within the range normally appropriate for the Participant or Beneficiary; and

                          (4) each of which when combined with investments in the other alternatives tends to minimize through diversification the overall risk of a Participant's or Beneficiary's portfolio;

                 (c) diversify the investment of that portion of his Account with respect to which he is permitted to exercise control so as to minimize the risk of large losses, taking into account the nature of the Plan and the size of Participants' or Beneficiaries' Accounts.

         1.28 "Investment Manager" means any person, firm or corporation who is a registered investment adviser under the Investment Advisers Act of 1940, a bank or an insurance company, and (a) who has the power to manage, acquire, or dispose of Plan assets, and (b) who acknowledges in writing his fiduciary responsibility to the Plan.

         1.29 "Key Employee" means those Employees defined in Code Section 416(i) and the Regulations thereunder. Generally, they shall include any Employee or former Employee (and his Beneficiaries) who, at any time during the Plan Year or any of the preceding four (4) Plan Years, is:

                 (a) an officer of the Employer (as that term is defined within the meaning of the Regulations under Code Section 416) having annual "415 Compensation" greater than 50 percent of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year;

                 (b) one of the ten Employees having annual "415 Compensation" from the Employer for a Plan Year greater than the dollar limitation in effect under Code Section 415(c)(1)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) both more than one-half percent interest and the largest interests in the Employer;

                 (c) a "five percent owner" of the Employer. "Five percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer, or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, Employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate employers; or

                 (d) a "one percent owner" of the Employer having an annual "415 Compensation" from the Employer of more than $150,000. "One percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer, or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, Employers that would otherwise be aggregated under Code Sections 414(b), (c), (m) and (o) shall be treated as separate Employers. However, in determining whether an individual has "415 Compensation" of more than $150,000, "415 Compensation" from each employer required to be aggregated under Code Sections 414(b), (c),
         (m) and (o) shall be taken into account.

         For purposes of this Section, the determination of "415 Compensation" shall be based only on "415 Compensation" which is actually paid and shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h), 403(b) or 457, and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

         1.30 "Late Retirement Date" means the first day of the month coinciding with or next following a Participant's actual Retirement Date after having reached his Normal Retirement Date.

         1.31 "Net Profit" means with respect to any Fiscal Year the Employer's net income or profit for such Fiscal Year determined upon the basis of the Employer's books of account in accordance with generally accepted accounting principles, without any reduction for taxes based upon income, or for contributions made by the Employer to this Plan.

         1.32 "Non-Elective Contribution" means the Employer's contributions to the Plan other than those made pursuant to the Participant's deferral election provided for in Section 4.2 and the enrollment bonus contribution made pursuant to Section 4.1(c).

         1.33 "Non-Highly Compensated Participant" means any Participant who is neither a Highly Compensated Participant nor a Family Member.

         1.34 "Non-Key Employee" means any Employee or former Employee (and his Beneficiaries) who is not a Key Employee.

         1.35 "Normal Retirement Date" means the first day of the month coinciding with or next following the Participant's Normal Retirement Age (65th birthday). A Participant shall become fully Vested in his Account upon attaining his Normal Retirement Age.

         1.36 "1-Year Break in Service" means the applicable computation period of twelve months during which an Employee fails to accrue a Month of Service. A "Month of Service" means a calendar month during any part of which an Employee completed an Hour of Service. Except, however, a Participant shall be credited with a Month of Service for each month during the twelve month computation period in which he has not incurred a 1-year Break Service. An Employee shall not incur a 1-Year Break in Service if he completes an Hour of Service within 12 months following the last day of the month during which his employment terminated. Further, solely for the purpose of determining whether a Participant has incurred a 1-Year Break in Service, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence."

         "Authorized leave of absence" means an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, military service, or any other reason.

         A "maternity or paternity leave of absence" shall mean an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the computation period in which the absence from work begins, only if credit therefor is necessary to prevent the Employee from incurring a 1-Year Break in Service, or, in any other case, in the immediately following computation period.

         1.37 "Participant" shall mean any Eligible Employee who elects to participate in the Plan as provided in Sections 3.2 and 3.3, and has not for any reason become ineligible to participate further in the Plan.

         1.38 "Participant's Account" shall mean the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan and Trust resulting from the Employer's Non-Elective Contributions.

         1.39 "Participant's Combined Account" shall mean the total aggregate amount of each Participant's Elective Account and Participant's Account.

         1.40 "Participant's Elective Account" shall mean the account established and maintained by the Administrator for each Participant with respect to his total interest in the Plan and Trust resulting from the Employer's Elective Contributions.

         1.41 "Plan" shall mean this instrument, including all amendments thereto.

         1.42 "Plan Year" means the Plan's accounting year of twelve (12) months commencing on July 1st of each year and ending the following June 30th.

         1.43 "Regulation" means the Income Tax Regulations as promulgated by the Secretary of the Treasury or his delegate, and as amended from time to time.

         1.44 "Retired Participant" means a person who has been a Participant, but who has become entitled to retirement benefits under the Plan.

         1.45 "Retirement Date" means the date as of which a Participant retires for reasons other than Total and Permanent Disability, whether such retirement occurs on a Participant's Normal Retirement Date, Early Retirement Date or Late Retirement Date (see Section 6.1).

         1.46    "Super Top Heavy Plan" means a plan described in Section
2.2(b).

         1.47 "Suspense Account" means the total forfeitable portion of all Former Participants' Accounts which has not yet become a Forfeiture during any Plan Year.

         1.48 "Terminated Participant" means a person who has been a Participant, but whose employment has been terminated other than by death, Total and Permanent Disability or retirement.

         1.49    "Top Heavy Plan" means a plan described in Section 2.2(a).

         1.50 "Top Heavy Plan Year" means that, for a particular Plan Year, the Plan is a Top Heavy Plan.

         1.51 "Total and Permanent Disability" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing any gainful occupation and which condition constitutes total disability under the federal Social Security Acts.

         1.52 "Trustee" means the person or entity named as trustee herein or in any separate trust forming a part of this Plan, and any successors.

         1.53 "Trust Fund" means the assets of the Plan and Trust as the same shall exist from time to time.

         1.54 "Vested" means the portion of a Participant's Combined Account that is nonforfeitable.

         1.55 "Year of Service" shall mean the twelve (12) consecutive Months of Service.

         For purposes of eligibility for participation, the computation periods shall be measured from the date on which the Employee first performs an Hour of Service for his Employer. The participation computation periods beginning after a 1-Year Break in Service shall be measured from the date on which an Employee again performs an Hour of Service for his Employer. The participation computation period shall shift to the Plan Year which includes the anniversary of the date on which the Employee first performed an Hour of Service.

         For vesting purposes, the computation period shall be the Plan Year.

         Years of Service with any corporation, trade or business which is a member of a controlled group of corporations or under common control (as defined by Code Sections 419(b) and 414(c)) or is a member of an affiliated service group (as defined by Code Section 414(m)) shall be recognized.

         Notwithstanding the above, the Employer shall recognize for purposes of Plan eligibility for participation and vesting, those employment years the Employee was employed by his Employer prior to the Effective Date of this Plan.

                                   ARTICLE II
                          TOP HEAVY AND ADMINISTRATION

         2.1     TOP HEAVY PLAN REQUIREMENTS

                 (a) For any Top Heavy Plan Year, the Plan shall provide the following:

                          (1) special vesting requirements of Code Section 416(b) pursuant to Section 6.4 of the Plan;

                          (2) special minimum allocation requirements of Code Section 416(c) pursuant to Section 4.6 of the Plan;

                          (3) for Plan Years beginning prior to January 1, 1989, special Compensation and "415 Compensation" requirements of Section 416(d).

         2.2     DETERMINATION OF TOP HEAVY STATUS

                 (a) This Plan shall be a Top Heavy Plan for any Plan Year in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds sixty percent (60%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

                 If any Participant is a Non-Key Employee for any Plan Year, but such Participant was a Key Employee for any prior Plan Year, such Participant's Present Value of Accrued Benefit and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy Group). In addition, if a Participant or Former Participant has not performed any services for any Employer maintaining the Plan at any time during the five year period ending on the Determination Date, any accrued benefit for such Participant or Former Participant shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy or Super Top Heavy Plan.

                 (b) This Plan shall be a Super Top Heavy Plan for any Plan Year in which, as of the Determination Date, (1) the Present Value of Accrued Benefits of Key Employees and (2) the sum of the Aggregate Accounts of Key Employees under this Plan and all plans of an Aggregation Group, exceeds ninety percent (90%) of the Present Value of Accrued Benefits and the Aggregate Accounts of all Key and Non-Key Employees under this Plan and all plans of an Aggregation Group.

                 (c) Aggregate Account: A Participant's Aggregate Account as of the Determination Date is the sum of:

                          (1) his Participant's Combined Account balance as of the most recent valuation occurring within a twelve (12) month period ending on the Determination Date;

                          (2) an adjustment for any contributions due as of the Determination Date. Such adjustment shall be the amount of any contributions actually made after the valuation date but on or before the Determination Date, except for the first Plan Year when such adjustment shall also reflect the amount of any contributions made after the Determination Date that are allocated as of a date in that first Plan Year;

                          (3) any Plan distributions made within the Plan Year that includes the Determination Date or within the four
                 (4) preceding Plan Years. However, in the case of distributions made after the valuation date and prior to the Determination Date, such distributions are not included as distributions for top heavy purposes to the extent that such distributions are already included in the Participant's Aggregate Account balance as of the valuation date. Notwithstanding anything herein to the contrary, all distributions, and distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group, will be counted. Further, distributions from the Plan (including the cash value of life insurance policies) of a Participant's account balance because of death shall be treated as a distribution for the purposes of this paragraph.

                          (4) any Employee contributions, whether voluntary or mandatory. However, amounts attributable to tax deductible qualified deductible employee contributions shall not be considered to be a part of the Participant's Aggregate Account balance.

                          (5) with respect to unrelated rollovers and plan-to-plan transfers (ones which are both initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer), if this Plan provides the rollovers or plan-to-plan transfers, it shall always consider such rollover or plan-to-plan transfer as a distribution for the purposes of this Section. If this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers as part of the Participant's Aggregate Account balance.

                          (6) with respect to related rollovers and plan-to-plan transfers (ones either not initiated by the Employee or made to a plan maintained by the same employer), if this Plan provides the rollover or plan-to-plan transfer, it shall not be counted as a distribution for purposes of this Section. If this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's Aggregate Account balance, irrespective of the date on which such rollover or plan-to-plan transfer is accepted.

                          (7) For the purposes of determining whether two employers are to be treated as the same employer in (5) and
                 (6) above, all employers aggregated under Code Section 414(b),
                 (c), (m) or (o) are treated as the same employer.

                 (d) "Aggregation Group" means either a Required Aggregation Group or a Permissive Aggregation Group as hereinafter determined.

                          (1) Required Aggregation Group: In determining a Required Aggregation Group hereunder, each plan of the Employer in which a Key Employee is a participant in the Plan Year containing the Determination Date or any of the four preceding Plan Years, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, will be required to be aggregated. Such group shall be known as a Required Aggregation Group.

                          In the case of a Required Aggregation Group, each
                 plan in the group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in the Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.

                          (2) Permissive Aggregation Group: The Employer may also include any other plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Code Sections 401(a)(4) and 410. Such group shall be known as a Permissive Aggregation Group.

                          In the case of a Permissive Aggregation Group, only a
                 plan that is part of the Required Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is a Top Heavy Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

                          (3) Only those plans of the Employer in which the Determination Dates fall within the same calendar year shall be aggregated in order to determine whether such plans are Top Heavy Plans.

                          (4) An Aggregation Group shall include any terminated plan of the Employer if it was maintained within the last five (5) years ending on the Determination Date.

                 (e) "Determination Date" means (a) the last day of the preceding Plan Year, or (b) in the case of the first Plan Year, the last day of such Plan Year.

                 (f) Present Value of Accrued Benefit: In the case of a defined benefit plan, the Present Value of Accrued Benefit for a Participant other than a Key Employee shall be determined using the single accrued method used for all plans of the Employer and Affiliated Employers, or if no such single method exists, using a method which results in benefits accruing not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C). The determination of the Present Value of Accrued Benefits shall be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the Determination Date except as provided in Code Section 416 and the Regulations thereunder for the first and second plan years of a defined benefit plan.

                 (g) "Top Heavy Group" means an Aggregation Group in which, as of the Determination Date, the sum of:

                          (1) the Present Value of Accrued Benefits of Key Employees under all defined benefit plans included in the group, and

                          (2) the Aggregate Accounts of Key Employees under all defined contribution plans included in the group,

         exceeds sixty percent (60%) of a similar sum determined for all Participants.

         2.3     POWERS AND RESPONSIBILITIES OF THE EMPLOYER

                 (a) The Employer shall be empowered to appoint and remove the Trustee and the Administrator from time to time as it deems necessary for the proper administration of the Plan to assure that the Plan is being operated for the exclusive benefit of the Participants and their Beneficiaries in accordance with the terms of the Plan, the Code, and the Act.

                 (b) The Employer shall establish a "funding policy and method," i.e., it shall determine whether the Plan has a short run need for liquidity (e.g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability of same) is a more current need, or shall appoint a qualified person to do so. The Employer or its delegate shall communicate such needs and goals to the appropriate person which includes the Trustee and the Investment Manager, who shall coordinate such Plan needs with the Plan's investment policy. The communication of such a "funding policy and method" shall not, however, constitute a directive to the Trustee and the Investment Manager as to investment of the Trust Funds. Such "funding policy and method" shall be consistent with the objectives of this Plan and with the requirements of Title I of the Act.

                 (c) The Employer or the Administrator may in its discretion appoint an Investment Manager to manage all or a designated portion of the assets of the Plan. In such event, the Trustee shall follow the directive of the Investment Manager in investing the assets of the Plan managed by the Investment Manager.

                 (d) The Employer shall periodically review the performance of any Fiduciary or other person to whom duties have been delegated or allocated by it under the provisions of this Plan or pursuant to procedures established hereunder. This requirement may be satisfied by formal periodic review by the Employer or by a qualified person specifically designated by the Employer, through day-to-day conduct and evaluation, or through other appropriate ways.

         2.4     ASSIGNMENT AND DESIGNATION OF ADMINISTRATIVE AUTHORITY

         The Employer shall appoint an Administrator to be comprised of a committee to be known as the "GNI Employee Benefit Committee." Any person, including, but not limited to, the Employees of the Employer, shall be eligible to serve as an Administrator. Any person so appointed shall signify his acceptance by filing written acceptance with the Employer. An Administrator may resign by delivering his written resignation to the Employer or be removed by the Employer by delivery of written notice of removal, to take effect at a date specified therein, or upon delivery to the Administrator if no date is specified.

         The Employer, upon the resignation or removal of an Administrator, shall promptly designate in writing a successor to this position. If the Employer does not appoint an Administrator, the Employer will function as the Administrator.

         2.5     ALLOCATION AND DELEGATION OF RESPONSIBILITIES

         If more than one person is appointed as Administrator, the responsibilities of each Administrator may be specified by the Employer and accepted in writing by each Administrator. In the event that no such delegation is made by the Employer, the Administrators may allocate the responsibilities among themselves, in which event the Administrators shall notify the Employer and the Trustee in writing of such action and specify the responsibilities of each Administrator. The Trustee thereafter shall accept and rely upon any documents executed by the appropriate Administrator until such time as the Employer or the Administrators file with the Trustee a written revocation of such designation.

         2.6     POWERS AND DUTIES OF THE ADMINISTRATOR

         The primary responsibility of the Administrator is to administer the Plan for the exclusive benefit of the Participants and their Beneficiaries, subject to the specific terms of the Plan. The Administrator shall administer the Plan in accordance with its terms and shall have the power to determine all questions arising in connection with the administration, interpretation, and application of the Plan. Any such determination by the Administrator shall be conclusive and binding upon all persons. The Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Code Section 401(a), and shall comply with the terms of the Act and all regulations issued pursuant thereto. The Administrator shall have all powers necessary or appropriate to accomplish his duties under this Plan.

         The Administrator shall be charged with the duties of the general administration of the Plan, including, but not limited to, the following:

                 (a) to determine all questions relating to the eligibility of Employees to participate or remain a Participant hereunder;

                 (b) to direct the Trustee to compute and certify, and direct the Trustee with respect to the amount and the kind of benefits to which any Participant shall be entitled hereunder pursuant to benefit information provided to the Trustee by the Employer;

                 (c) to authorize and direct the Trustee with respect to all nondiscretionary or otherwise directed disbursements from the Trust;

                 (d) to direct the Trustee to maintain all necessary records for the administration of the Plan;

                 (e) to interpret the provisions of the Plan and to make and publish such rules for regulation of the Plan as are consistent with the terms hereof;

                 (f) to compute and certify to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Trust Fund;

                 (g) to consult with the Employer, Trustee, and Investment Manager regarding the short and long-term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion in a manner designed to accomplish specific objectives;

                 (h) to prepare and implement a procedure to notify Eligible Employees that they may elect to have a portion of their Compensation deferred or paid to them in cash;

                 (i) to assist any Participant regarding his rights, benefits, or elections available under the Plan.

         2.7     RECORDS AND REPORTS

         The Administrator, or the Trustee with the consent of the Administrator, shall keep a record of all actions taken and shall keep all other books of account, records, and other data that may be necessary for proper administration of the Plan and shall be responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, Beneficiaries and others as required by law.

         2.8     APPOINTMENT OF ADVISERS

         The Administrator, or the Trustee with the consent of the Administrator or the Employer, may appoint counsel, specialists, advisers, and other persons as the Administrator or the Trustee deems necessary or desirable in connection with the administration of this Plan.

         2.9     INFORMATION FROM EMPLOYER

         To enable the Administrator to perform his functions, the Employer shall supply full and timely information to the Administrator on all matters relating to the Compensation of all Participants, their Hours of Service, their Years of Service, their retirement, death, disability, or termination of employment, and such other pertinent facts as the Administrator may require; and the Administrator shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's duties under the Plan. The Administrator may rely upon such information as is supplied by the Employer and shall have no duty or responsibility to verify such information.

         2.10    PAYMENT OF EXPENSES

         All expenses of administration may be paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Administrator, including, but not limited to, fees of accountants, counsel, and other specialists and their agents, and other costs of administering the Plan. Until paid, the expenses shall constitute a liability of the Trust Fund. However, the Employer may reimburse the Trust Fund for any administration expense incurred. Any administration expense paid to the Trust Fund as a reimbursement shall not be considered an Employer contribution.

         2.11    MAJORITY ACTIONS

         Except where there has been an allocation and delegation of administrative authority pursuant to Section 2.5, if there shall be more than one Administrator, they shall act by a majority of their number, but may authorize one or more of them to sign all papers on their behalf.

         2.12    CLAIMS PROCEDURE

         Claims for benefits under the Plan may be filed with the Administrator on forms supplied by the Employer. Written notice of the disposition of a claim shall be furnished to the claimant within 90 days after the application is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth in the notice in language calculated to be understood by the claimant, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. In addition, the claimant shall be furnished with an explanation of the Plan's claims review procedure.

         2.13    CLAIMS REVIEW PROCEDURE

         Any Employee, former Employee, or Beneficiary of either, who has been denied a benefit by a decision of the Administrator pursuant to Section 2.12 shall be entitled to request the Administrator to give further consideration to his claim by filing with the Administrator (on a form which may be obtained from the Administrator) a request for a hearing. Such request, together with a written statement of the reasons why the claimant believes his claim should be allowed, shall be filed with the Administrator no later than 60 days after receipt of the written notification provided for in Section 2.12. The Administrator shall then conduct a hearing within the next 60 days and at which the claimant shall have an opportunity to submit written and oral evidence and arguments in support of his claim. At the hearing (or prior thereto upon 5 business days written notice to the Administrator) the claimant shall have an opportunity to review all documents in the possession of the Administrator which are pertinent to the claim at issue and its disallowance.
A final decision as to the allowance of the claim shall be made by the Administrator within 60 days of receipt of the appeal (unless there has been an extension of 60 days due to special circumstances, provided the delay and the special circumstances occasioning it are communicated to the claimant within the 60 day period). Such communication shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based.

                                  ARTICLE III
                                  ELIGIBILITY

         3.1     CONDITIONS OF ELIGIBILITY

         Any Employee who was employed by the Employer on the Effective Date shall be immediately eligible to participate in the Plan. Thereafter, any Employee who has completed one (1) Year of Service and has reached his eighteenth (18th) birthday shall be eligible to participate hereunder as of the Entry Date next following the date he has satisfied such requirements. "Entry Date" shall be defined as January 1 and July 1 of each calendar year. Notwithstanding the foregoing, effective October 1, 1993, "Entry Date" shall be defined as January 1, April 1, July 1 and October 1 of each calendar year. The Employer shall give each prospective Eligible Employee written notice of his eligibility to participate in the Plan in sufficient time to enable such prospective Eligible Employee to submit an application for participation in the Plan as of the next Entry Date.

         3.2     APPLICATION FOR PARTICIPATION

         In order to become a Participant hereunder, each Eligible Employee must make application to the Employer for participation in the Plan and agree to the terms hereof. Upon the acceptance of any benefits under this Plan, such Employee shall automatically be bound by the terms and conditions of the Plan and all amendments hereto.

         3.3     EFFECTIVE DATE OF PARTICIPATION

         An Employee who has become eligible to be a Participant shall become a Participant effective as of the Entry Date next following the date the Employee met the eligibility requirements of Section 3.1 provided said Employee was still employed on the date of rehire if a 1-Year Break in Service has not occurred, and an application for said Employee has been made to the Employer.

         Notwithstanding the above, a special entry date for participation shall be established for the first Plan Year which shall be thirty (30) days after an Employee is notified that he is eligible to become a Participant.

         3.4     DETERMINATION OF ELIGIBILITY

         The Administrator shall determine the eligibility of each Employee for participation in the Plan based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, as long as the same is made in accordance with the Plan and the Act. Such determination shall be subject to review per Section 2.13.

         3.5     TERMINATION OF ELIGIBILITY

         In the event a Participant shall go from a classification of an Eligible Employee to a noneligible Employee, such Former Participant shall continue to vest in his interest in the Plan for each Year of Service completed while a noneligible Employee, until such time as his Participant's

Account shall be forfeited or distributed pursuant to the terms of the Plan. Additionally, his interest in the Plan shall continue to share in the earnings of the Trust Fund.

         3.6     OMISSION OF ELIGIBLE EMPLOYEE

         If, in any Fiscal Year, any Employee who should be included as a Participant in the Plan is erroneously omitted and discovery of such omission is not made until after a contribution by his Employer for the year has been made, the Employer shall make a subsequent contribution with respect to the omitted Employee in the amount which the said Employer would have contributed with respect to him had he not been omitted. Such contribution shall be made regardless of whether or not it is deductible in whole or in part in any taxable year under applicable provisions of the Code.

         3.7     INCLUSION OF INELIGIBLE EMPLOYEE

         If, in any Fiscal Year, any person who should not have been included as a Participant in the Plan is erroneously included and discovery of such incorrect inclusion is not made until after a contribution for the year has been made, the Employer shall not be entitled to recover the contribution made with respect to the ineligible person regardless of whether or not a deduction is allowable with respect to such contribution. In such event, the amount contributed with respect to the ineligible person shall constitute a Forfeiture for the Fiscal Year in which the discovery is made.

                                   ARTICLE IV
                          CONTRIBUTION AND ALLOCATION

         4.1     FORMULA FOR DETERMINING EMPLOYER'S CONTRIBUTION

         For the Fiscal Year during which the Plan is adopted and each Fiscal Year thereafter, the Employer shall contribute to the Plan, in cash, the following:

                 (a) The amount of the total salary reduction elections of all Participants made pursuant to Section 4.2, which amount shall be deemed the Employer's Elective Contribution, plus

                 (b) A matching contribution equal to twenty percent (20%) of the first six percent (6%) of the Deferred Compensation of all Participants eligible to share in allocations, which amount shall be deemed the Employer's Non-Elective Contribution, plus a discretionary matching contribution equal to a percentage of the Deferred Compensation of all Participants eligible to share in allocations, to be determined each year by the Employer, which amount shall be deemed the Employer's Non-Elective Contribution.

                 In place of the preceding paragraph, effective July 1, 1992, a matching contribution equal to thirty- five percent (35%) of the first six percent (6%) of the Deferred Compensation of all Participants eligible to share in allocations, which amount shall be deemed the Employer's Non-Elective Contribution, plus a discretionary matching contribution equal to a percentage of the Deferred Compensation of all Participants eligible to share in allocations, to be determined each year by the Employer, which amount shall be deemed the Employer's Non-Elective Contribution.

                 (c) A discretionary amount out of its current or accumulated Net Profit, determined each year by the Employer pursuant to Section 4.3, which amount shall be deemed the Employer's Non-Elective Contribution. However, in applying the matching percentage specified above, only salary reduction elections up to 6% of Compensation shall be considered with the exception of the first Plan Year for which this limitation should not be applicable. A special one-time enrollment bonus of $100 shall be credited to the Participant's Elective Account of any Eligible Employee who becomes a participant during the initial enrollment period of October 22, 1987 to November 6, 1987, and such amount shall be deemed the Employer's Elective Contribution.

                 (d) Notwithstanding the above, however, the Employer's contribution for any Fiscal Year shall be made out of current or accumulated Net Profit and shall not exceed the maximum amount allowable as a deduction to the Employer under the provisions of Code
         Section 404. All contributions by the Employer shall be made in cash or in such property as is acceptable to the Trustee.

                 (e) Except, however, to the extent necessary to provide the top heavy minimum allocations, the Employer shall make a contribution even if it exceeds current or accumulated Net Profit or the amount which is deductible under Code Section 404.

         4.2     PARTICIPANT'S SALARY REDUCTION ELECTION

                 (a) Each Participant may elect to defer from two percent (2%) to twelve percent (12%) of his Compensation which would have been received in the Plan Year, but for the deferral election. A deferral election (or modification of an earlier election) may not be made with respect to Compensation which is currently available on or before the date the Participant executed such election.

                 The amount by which Compensation is reduced shall be that Participant's Deferred Compensation and be treated as an Employer Elective Contribution and allocated to that Participant's Elective Account.

                 (b) The balance in each Participant's Elective Account shall be Vested at all times and shall not be subject to Forfeiture for any reason.

                 (c) Amounts held in the Participant's Elective Account may not be distributable earlier than:

                          (1) a Participant's termination of employment, Total and Permanent Disability, or death;

                          (2)     a Participant's attainment of age 59 1/2;

                          (3) the termination of the Plan without the establishment or existence of a "successor plan," as that term is described in Regulation 1.401(k)-1(d)(3), but, effective after March 31, 1988, only if such distribution is in the form of a lump sum distribution (as defined in Code Section 402(e)(4), without regard to subparagraphs (A)(i) through
                 (iv), (B) and (H) of that Section);

                          (4) the date of disposition by the Employer of substantially all of the assets (within the meaning of Code
                 Section 409(d)(2)) used in a trade or business of the Employer to an entity that is not an Affiliated Employer, but only with respect to a Participant who continues employment with the corporation acquiring such assets, and only if (i) the Employer continues to maintain this Plan after the disposition and, effective after March 31, 1988, (ii) the distribution is in the form of a lump sum distribution (as defined in Code
                 Section 402(e)(4), without regard to subparagraphs (A)(i) through (iv), (B) and (H) of that Section);

                          (5) the date of disposition by the Employer or an Affiliated Employer who maintains the Plan of its interest in a subsidiary (within the meaning of Code Section 409(d)(3)) to an entity which is not an Affiliated Employer but only with respect to a Participant who continues employment with such subsidiary, and only if (i) the Employer continues to maintain this Plan after the disposition and, effective after March 31, 1988, (ii) the distribution is in the form of a lump sum distribution (as defined in Code Section 402(e)(4), without regard to subparagraphs (A)(i) through (iv), (B) and (H) of that Section); or

                          (6)     the proven financial hardship of a
                 Participant, subject to the limitations of Section 6.10.

                 (d) For each Plan Year, a Participant's Deferred Compensation made under this Plan and all other plans, contracts or arrangements of the Employer maintaining this Plan shall not exceed, during any taxable year of the Participant, the limitation imposed by Code Section 402(g), as in effect at the beginning of such taxable year. If such dollar limitation is exceeded, a Participant will be deemed to have notified the Administrator of such excess amount which shall be distributed in a manner consistent with Section 4.2(f). The dollar limitation shall be adjusted annually pursuant to the method provided in Code Section 415(d) in accordance with Regulations.

                 (e) In the event a Participant has received a hardship distribution from his Participant's Elective Account pursuant to
         Section 6.10 or pursuant to Regulation 1.401(k)-1(d)(2)(iv)(B) from any other plan maintained by the Employer, then such Participant shall not be permitted to elect to have Deferred Compensation contributed to the Plan on his behalf for a period of twelve (12) months following the receipt of the distribution. Furthermore, the dollar limitation under Code Section 402(g) shall be reduced, with respect to the Participant's taxable year following the taxable year in which the hardship distribution was made, by the amount of such Participant's Deferred Compensation, if any, pursuant to this Plan (and any other plan maintained by the Employer) for the taxable year of the hardship distribution.

                 (f) If a Participant's Deferred Compensation under this Plan together with any elective deferrals (as defined in Regulation 1.402(g)-1(b)) under another qualified cash or deferred arrangement (as defined in Code Section 401(k)), a simplified employee pension (as defined in Code Section 408(k)), a salary reduction arrangement (within the meaning of Code Section 3121(a)(5)(D), a deferred compensation plan under Code Section 457, or a trust described in Code
         Section 501(c)(18) cumulatively exceed the limitation imposed by Code
         Section 402(g) (as adjusted annually in accordance with the method provided in Code Section 415(d) pursuant to Regulations) for such Participant's taxable year, the Participant may, not later than March 1 following the close of the Participant's taxable year, notify the Administrator in writing of such excess and request that his deferred Compensation under this Plan be reduced by an amount specified by the Participant. In such event, the Administrator may direct the Trustee to distribute such excess amount (and any income allocable to such excess amount) to the Participant not later than the first April 15th following the close of the Participant's taxable year. Any distribution of less than the entire amount of Excess Deferred Compensation and income shall be treated as a pro rata distribution of Excess Deferred Compensation and income. The amount distributed shall not exceed the Participant's Deferred Compensation under the Plan for the taxable year. Any distribution on or before the last day of the Participant's taxable year must satisfy each of the following conditions:

                          (1) The distribution must be made after the date on which the Plan received the Excess Deferred Compensation;

                          (2)     The Participant shall designate the
                 distribution as Excess Deferred Compensation; and

                          (3) the Plan must designate the distribution as distribution of Excess Deferred Compensation.

                 Any distribution made pursuant to this Section 4.2(f) shall be made first from unmatched Deferred Compensation and, thereafter, simultaneously from Deferred Compensation which is matched and matching contributions which relate to such Deferred Compensation. However, any such matching contributions which are not Vested shall be forfeited in lieu of being distributed.

                 (g) Notwithstanding Section 4.2(f) above, a Participant's Excess Deferred Compensation shall be reduced, but not below zero, by any distribution of Excess Contributions pursuant to Section 4.8(a) for the Plan Year beginning with or within the taxable year of the Participant.

                 (h) At Normal Retirement Date, or such other date when the Participant shall be entitled to receive benefits, the fair market value of the Participant's Elective Account shall be used to provide additional benefits to the Participant or his Beneficiary.

                 (i) All amounts allocated to a Participant's Elective Account may be treated as a Directed Investment Account pursuant to
         Section 4.14.

                 (j) Employer Elective Contributions made pursuant to this Section may be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short-term debt security acceptable to the Trustee until such time as the allocations pursuant to Section 4.6 have been made.

                 (k) The Employer and the Administrator shall implement the salary reduction elections provided for herein in accordance with the following, and in accordance with other procedures adopted by the Employer and Administrator:

                          (1) A Participant may commence making elective deferrals to the Plan only after first satisfying the eligibility and participation requirements specified in
                 Article III. Salary reduction elections shall be effective upon a thirty (30) day notice to the Administrator, as of the next following January 1 or July 1. Notwithstanding the foregoing, effective October 1, 1993, salary reduction elections shall be effective upon a thirty (30) day notice to the Administrator, as of the next following January 1, April 1, July 1 or October 1.

                          (2) A Participant may modify a prior election during the Plan Year and concurrently make a new election by filing a written notice with the Administrator. However, modifications to a salary deferral election shall be permitted only upon a thirty (30) day prior written notice to the Administrator, as of the next following January 1 or July 1 of each Plan Year. Notwithstanding the foregoing, effective October 1, 1993, modifications to a salary deferral election shall be permitted quarterly, upon a thirty (30) day prior written notice to the Administrator, as of each January 1, April 1, July 1 and October 1 of each Plan Year. Any modification shall not have retroactive effect and shall remain in force until revoked.

                          (3) A Participant may elect to prospectively revoke his salary reduction agreement in its entirety at any time during the Plan Year by providing the Administrator with thirty (30) days written notice of such revocation. Such revocation shall become effective as of the beginning of the first pay period coincident with or next following the expiration of the notice period. Furthermore, the termination of the Participant's employment, or the cessation of participation for any reason, shall be deemed to revoke any salary reduction agreement then in effect, effective immediately following the close of the pay period within which such termination or cessation occurs.

         4.3     AMOUNT OF EMPLOYER'S CONTRIBUTION

         The Employer shall determine the amount of the Employer's Non-Elective Contribution profit sharing contribution, if any, to be made to the Plan. In determining such contribution, the Employer shall be entitled to rely upon an estimate of its Net Profit, of the total Compensation for all Participants, and of the amounts contributable by it. The Employer's determination of such contribution shall be binding on all Participants, the Employer, and the Trustee. Such determination shall be final and conclusive and shall not be subject to change as a result of a subsequent audit by the Internal Revenue Service or as a result of any subsequent adjustment of the Employer's records. The Trustee shall have no right or duty to inquire into the amount of the Employer's contribution or the method used in determining the amount of the Employer's contribution, but shall be accountable only for funds actually received by the Trustee.

         4.4     TIME OF PAYMENT OF NON-ELECTIVE CONTRIBUTION

         The Employer shall pay to the Trustee its Non-Elective Contribution to the Plan for each Fiscal Year within the time prescribed by law, including extensions of time, for the filing of the Employer's federal income tax return for the Fiscal Year.

         4.5     TIME OF PAYMENT OF ELECTIVE CONTRIBUTION

         The Employer shall pay to the Trustee its Elective Contribution to the Plan for each Fiscal Year not later than 30 days (or within the time prescribed by regulations issued by the Secretary of the Treasury) after the Plan Year for which they are deemed to be paid.

         Except, however, Employer Elective Contributions accumulated through payroll deductions shall be paid to the Trustee with reasonable promptness, and in any event will be paid by the end of the succeeding month following such payroll deductions.

         4.6     ALLOCATION OF CONTRIBUTION, EARNINGS AND FORFEITURES

                 (a) The Administrator shall establish and maintain an account in the name of each Participant to which the Administrator shall credit as of each Anniversary Date all amounts allocated to each such Participant as hereafter set forth. However, the Administrator may separately account for that portion of each Participant's Account attributable to Top Heavy Plan Years and Non-Top Heavy Plan Years.

                 (b) The Employer shall provide the Administrator with all information required by the Administrator to make a proper allocation of the Employer's contribution for each Fiscal Year. Within 45 days after the date of receipt by the Administrator of such information, the Administrator shall allocate such contribution as follows:

                          With respect to the Employer's Non-Elective
                 Contributions pursuant to Section 4.1(c), to each Participant Account in the same proportion that each such Participant's Compensation for the year bears to the total Compensation of all Participants for such year.

                 (c) As of each Anniversary Date or other valuation date, before allocation of Employer contributions, any earnings or losses (net appreciation or net depreciation) of the Trust Fund shall be allocated in the same proportion that each Participant's and Former Participant's nonsegregated accounts bear to the total of all Participants' and Former Participants' nonsegregated accounts as of such date.

                 (d) As of each Anniversary Date any amounts which became Forfeitures since the last Anniversary Date shall first be made available to reinstate previously forfeited account balances for Former Participants, if any, in accordance with Section 6.4(e). The remaining Forfeitures, if any, shall be allocated each year among the Participants' Accounts of Participants otherwise eligible to share in the allocation of discretionary contributions in the same proportion that each such Participant's Compensation for the year bears to the total Compensation of all such Participants for the year.

                 (e)      Minimum Allocations Required for Top Heavy Plan
         Years: Notwithstanding the foregoing, for any Top Heavy Plan Year, the sum of the Employer's contributions and Forfeitures allocated to the Participant's Combined Account of each Non-Key Employee shall be equal to at least three percent (3%) of such Non-Key Employee's "415 Compensation." However, if (i) the sum of the Employer's contributions and Forfeitures allocated to the Participant's Combined Account of each Key Employee for such Top Heavy Plan Year is less than three percent (3%) of each Key Employee's "415 Compensation" and (ii) this Plan is not required to be included in an Aggregation Group to enable a defined benefit plan to meet the requirements of Code Section 401(a)(4) or 410, the sum of the Employer's contributions and Forfeitures allocated to the Participant's Combined Account of each Non-Key Employee shall be equal to the largest percentage allocated to the Participant's Combined Account of any Key Employee. However, in determining whether a Non-Key Employee has received the required minimum allocation, such Non-Key Employee's Deferred Compensation and matching contributions needed to satisfy the "Contribution Percentage" tests pursuant to
         Section 4.9(a) shall not be taken into account.

                 Except, however, no such minimum allocation shall be required in this Plan for any Non-Key Employee who participates in another defined contribution plan subject to Code Section 412 providing such benefits included with this Plan in a Required Aggregation Group.

                 For any Plan Year when (1) the Plan is a Top Heavy Plan but not a Super Top Heavy Plan and (2) a Key Employee is a Participant in both this Plan and a defined benefit plan included in the Required Aggregation Group which is top heavy, the extra minimum allocation (required by Section 4.11(n) to provide higher limitations) shall be provided for each Non-Key Employee who is a Participant only in this Plan by substituting four percent (4%) for three percent (3%) in the paragraph above.

                 (f) For purposes of the minimum allocations set forth above, the percentage allocated to the Participant's Account of any Key Employee shall be equal to the ratio of the sum of the Employer's contribution and Forfeitures allocated on behalf of such Key Employee divided by the "415 Compensation" for such Key Employee.

                 (g) For any Top Heavy Plan Year, the minimum allocations set forth above shall be allocated to the Participant's Account of all Non-Key Employees who are Participants and who are employed by the Employer on the last day of the Plan Year, including Non-Key Employees who have (1) failed to complete a Year of Service; and (2) declined to make mandatory contributions (if required) or, in the case of a cash or deferred arrangement, elective contributions to the Plan.

                 (h) In lieu of the above, if a Non-Key Employee participates in this Plan and a defined benefit pension plan included in a Required Aggregation Group which is top heavy, a minimum allocation of five percent (5%) of "415 Compensation" shall be provided under this Plan.

                 The extra minimum allocation (required by Section 4.11 to provide higher limitations) will not be provided.

                 (i) For the purposes of this Section, "415 Compensation" shall be as defined in Section 4.11(d) and shall be limited to $200,000. Such amount shall be adjusted at the same time and in the same manner as permitted under Code Section 415(d), except that the dollar increase in effect on January 1 of any calendar year shall be effective for the Plan Year beginning with or within such calendar year and the first adjustment to the $200,000 limitation shall be effective on January 1, 1990.

                 In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual "415 Compensation" of each Employee taken into account under the Plan shall not exceed the "OBRA '93 Annual Compensation Limit." The "OBRA '93 Annual Compensation Limit" is $150,000, as adjusted for increases in the cost of living in accordance with Code Section 401(a)(17)(B). The cost of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which "415 Compensation" is determined ("Determination Period") beginning in such calendar year. If a Determination Period consists of fewer than 12 months, the "OBRA '93 Annual Compensation Limit" will be multiplied by a fraction, the numerator of which is the number of months in the Determination Period, and the denominator of which is 12.

                 Any reference in this Plan to the limitation under Code
         Section 401(a)(17) shall mean the "OBRA '93 Annual Compensation Limit" set forth in this Section.

                 If "415 Compensation" for any prior Determination Period is taken into account in determining a Participant's benefits accruing in the current Plan Year, the "415 Compensation" for that prior Determination Period is subject to the "OBRA '93 Annual Compensation Limit" in effect for that prior Determination Period. For this purpose, for Determination Periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the "OBRA '93 Annual Compensation Limit" is $150,000.

                 (j) Any Participant who terminated employment during the Plan Year for reasons other than death, Total and Permanent Disability or retirement shall not share in the allocation of the Employer's discretionary contribution. Further, if any nonsegregated account of a Participant has been distributed prior to the subsequent Anniversary Date or other valuation date, no earnings and losses shall be credited.

                 (k) Participants who terminated employment during the Plan Year shall share in the salary reduction contribution made by the Employer for the year of termination.

                 (l) Participants who terminated employment during the Plan Year shall share in the matching contributions made by the Employer for the year of termination.

                 (m) Notwithstanding anything herein to the contrary, Participants terminating for reasons of death shall share in the allocations of contributions provided for in this Section regardless of whether they completed a Year of Service during the Plan Year.

                 (n) Notwithstanding anything herein to the contrary, Participants terminating for reasons of Total and Permanent Disability shall share in the allocations of contributions provided for in this Section regardless of whether they completed a Year of Service during the Plan Year.

                 (o) Notwithstanding anything herein to the contrary, Participants terminating for reasons of retirement shall share in the allocations of contributions provided for in this Section regardless of whether they completed a Year of Service during the Plan Year.

                 (p) If a Former Participant is reemployed after five (5) consecutive 1-Year Breaks in Service, then separate accounts shall be maintained as follows:

                           (1) one account for nonforfeitable benefits attributable to pre-break service; and

                           (2) one account representing his status in the Plan attributable to post-break service.

                 (q) Notwithstanding anything to the contrary, if this is a Plan that would otherwise fail to meet the requirements of Code Sections 401(a)(26), 410(b)(1) or 410(b)(2)(A)(i) and the regulations thereunder because contributions would not be allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules shall apply:

                          (1) The group of Participants eligible to share in contributions and forfeitures for the Plan Year shall be expanded to include the minimum number of Participants who would not otherwise be eligible as are necessary to satisfy the applicable test specified above. The specific Participants who shall become eligible under the terms of this paragraph shall be those who are actively employed on the last day of the Plan Year and, when compared to similarly situated Participants, have completed the greatest number of Hours of Service in the Plan Year.

                          (2) If after application of paragraph (1) above, the applicable test is still not satisfied, then the group of Participants eligible to share in contributions and forfeitures for the Plan Year shall be further expanded to include the minimum number of Participants who are not actively employed on the last day of the Plan Year as are necessary to satisfy the applicable test. The specific Participants who shall become eligible to share shall be those Participants, when compared to similarly situated Participants, who have completed the greatest number of Hours of Service in the Plan Year before terminating employment.

                          (3) Nothing in this Section shall permit the reduction of a Participant's accrued benefit. Therefore any amounts that have previously been allocated to Participants may not be reallocated to satisfy these requirements. In such event, the Employer shall make an additional contribution equal to the amount such affected

                 Participants would have received had they been included in the allocations, even if it exceeds the amount which would be deductible under Code Section 404. Any adjustment to the allocations pursuant to this paragraph shall be considered a retroactive amendment adopted by the last day of the Plan Year.

                          (4) Notwithstanding the foregoing, for any Top Heavy Plan Year beginning after December 31, 1992, if the portion of the Plan which is not a Code Section 401(k) or 401(m) plan would fail to satisfy Code Section 410(b) if the coverage tests were applied by treating those Participants whose only allocation (under such portion of the Plan) would otherwise be provided under the top heavy formula as if they were not currently benefitting under the Plan, then, for purposes of this Section, such Participants shall be treated as not benefitting and shall therefore be eligible to be included in the expanded class of Participants who will share in the allocation provided under the Plan's non top heavy formula.

         4.7     ACTUAL DEFERRAL PERCENTAGE TESTS

                 (a) Maximum Annual Allocation: For each Plan Year, the annual allocation derived from Employer Elective Contributions to a Participant's Elective Account shall satisfy one of the following tests:

                          (1) The "Actual Deferral Percentage" for the Highly Compensated Participant group shall not be more than the "Actual Deferral Percentage" of the Non-Highly Compensated Participant group multiplied by 1.25, or

                          (2)     The excess of the "Actual Deferral
                 Percentage" for the Highly Compensated Participant group over the "Actual Deferral Percentage" for the Non-Highly Compensated Participant group shall not be more than two percentage points. Additionally, the "Actual Deferral Percentage" for Highly Compensated Participant group shall not exceed the "Actual Deferral Percentage" for the non-Highly Compensated Participant group multiplied by 2. The provisions of Code Section 401(k)(3) and Regulation 1.401(k)-1(b) are incorporated herein by reference.

                          However, in order to prevent the multiple use of the
                 alternative method described in (2) above and in Code Section 401(m)(9)(A), any Highly Compensated Participant eligible to make elective deferrals and to make Employee contributions or to receive matching contributions under this Plan or under any other plan maintained by the Employer or an Affiliated Employer shall have his actual contribution ratio reduced pursuant to Regulation 1.401(m)-2, the provisions of which are incorporated herein by reference.

                 (b) For the purposes of this Section, "Actual Deferral Percentage" means, with respect to the Highly Compensated Participant group and Non-Highly Compensated Participant group for a Plan Year, the average of the ratios, calculated separately for each Participant in such group, of the amount of Elective Contributions allocated to each

         Participant's Elective Account for such Plan Year, to such Participant's "414(s) Compensation" for such Plan Year. The actual deferral ratio for each Participant and the "Actual Deferral Percentage" for each group shall be calculated to the nearest one-hundredth of one percent. Employer Elective Contributions allocated to each Non-Highly Compensated Participant's Elective Account shall be reduced by Excess Deferred Compensation to the extent such excess amounts are made under this Plan or any other plan maintained by the Employer.

                 (c) For the purpose of determining the actual deferral ratio of a Highly Compensated Employee who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because such Participant is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, the following shall apply:

                          (1) The combined actual deferral ratio for the family group (which shall be treated as one Highly Compensated Participant) shall be determined by aggregating Elective Contributions and Compensation of all eligible Family Members (including Highly Compensated Participants). However, in applying the $200,000 limit to "414(s) Compensation," Family Members shall include only the affected Employee's spouse and any lineal descendants who have not attained age 19 before the close of the Plan Year.

                          (2) The Elective Contributions and "414(s) Compensation" of all Family Members shall be disregarded for purposes of determining the "Actual Deferral Percentage" of the Non-Highly Compensated Participant group except to the extent taken into account in paragraph (1) above.

                          (3) If a Participant is required to be aggregated as a member of more than one family group in a plan, all Participants who are members of those family groups that include the Participant are aggregated as one family group in accordance with paragraphs (1) and (2) above.

                 (d) For the purposes of Sections 4.7(a) and 4.8, a Highly Compensated Participant and a Non-Highly Compensated Participant shall include any Employee eligible to make a deferral election pursuant to
         Section 4.2, whether or not such deferral election was made.

                 (e) For the purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(k), if two or more plans that include cash or deferred arrangements are considered one plan for the purposes of Code Section 401(a)(4) or 410(b) (other than Code Section 410(b)(2)(A)(ii)), the cash or deferred arrangements included in such plans shall be treated as one arrangement. In addition, two or more cash or deferred arrangements may be considered as a single arrangement for purposes of determining whether or not such arrangements satisfy Code Sections 401(a)(4), 410(b) and 401(k). In such a case, the cash or deferred arrangements included in such plans and the plans including such arrangements shall be treated as one arrangement and as one plan for purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(k). Plans may be aggregated under this paragraph (e) only if they have the same plan year.

                 Notwithstanding the above, an employee stock ownership plan described in Code Section 4975(e)(7) or 409 may not be combined with this Plan for purposes of determining whether the employee stock ownership plan or this Plan satisfies this Section and Code Sections 401(a)(4), 410(b) and 401(k).

                 (f) For the purposes of this Section, if a Highly Compensated Participant is a participant under two (2) or more cash or deferred arrangements (other than a cash or deferred arrangement that is part of an employee stock ownership plan as defined in Code Section 4975(e)(7) or 409) of the Employer or an Affiliated Employer, all such cash or deferred arrangements shall be treated as one (1) cash or deferred arrangement for the purpose of determining the deferral percentage with respect to such Highly Compensated Participant. However, if the cash or deferred arrangements have different Plan Years, this paragraph shall be applied by treating all cash or deferred arrangements ending with or within the same calendar year as a single arrangement.

                 (g) Notwithstanding the above, the determination and treatment of Elective Contributions and "Actual Deferral Percentage" of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

         4.8     ADJUSTMENT FOR EXCESSIVE ALLOCATIONS

         In the event that the initial allocations of the Employer's contributions made pursuant to Section 4.6 do not satisfy one of the tests set forth in Section 4.7(a), the Administrator shall adjust the Employer's Elective Contribution pursuant to the options set forth below:

                 (a) On or before the 15th day of the third month following the end of each Plan Year, the Highly Compensated Participant having the highest actual deferral ratio shall have his portion of Excess Contributions (as defined below) (and any income allocable to such portion) distributed to him until one of the tests set forth in Section 4.7(a) is satisfied, or until his actual deferral ratio equals the actual deferral ratio of the Highly Compensated Participant having the second highest actual deferral ratio. This process continues until one of the tests set forth in Section 4.7(a) is satisfied. For each Highly Compensated Participant, the amount of Excess Contributions is equal to the Elective Contributions made on behalf of such Highly Compensated Participant (determined prior to the application of this paragraph) minus the amount determined by multiplying the Highly Compensated Participant's actual deferral ratio (determined after application of this paragraph) by his "414(s) Compensation." However, in determining the amount of Excess Contributions to be distributed with respect to an affected Highly Compensated Participant as determined herein, such amount shall be reduced by any Excess Deferred Compensation previously distributed to such affected Highly Compensated Participant for his taxable year ending with or within such Plan Year. If there is a loss allocable to such excess amount, the distribution shall in no event be less than the lesser of the Participant's Elective Account or the Participant's Deferred Compensation for the Plan Year.

                          (1) With respect to the distribution of Excess Contributions pursuant to (a) above, such distribution:

                                  (i) may be postponed, but not later than the close of the Plan Year following the Plan Year to which they are allocable;

                                  (ii)     shall be made first from unmatched
                          Deferred Compensation and, thereafter, simultaneously from Deferred Compensation which is matched and matching contributions which relate to such Deferred Compensation. However, any such matching contributions which are not Vested shall be forfeited in lieu of being distributed;

                                  (iii)    shall be adjusted for income; and

                                  (iv)     shall be designated by the Employer
                          as a distribution of Excess Contributions (and income).

                          (2) Any distribution of less than the entire amount of Excess Contributions shall be treated as a pro rata distribution of Excess Contributions and income.

                          (3) The determination and correction of Excess Contributions of a Highly Compensated Participant whose actual deferral ratio is determined under the family aggregation rules shall be accomplished by reducing the actual deferral ratio as required herein, and the Excess Contributions for the family unit shall be allocated among the Family Members in proportion to the Elective Contributions of each Family Member that were combined to determine the group actual deferral ratio.

                 (b) Within twelve (12) months after the end of the Plan Year, the Employer may make a special "Qualified Non-Elective Contribution" on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in Section 4.7(a). Such contribution shall be allocated to the Participant's Elective Account of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Compensation for the year bears to the total Compensation of all Non-Highly Compensated Participants.

         4.9     MAXIMUM CONTRIBUTION PERCENTAGE

                 (a) The "Contribution Percentage" for the Highly Compensated Participant group shall not exceed the greater of:

                          (1) 125 percent of such percentage for the Non-Highly Compensated Participant group; or

                          (2) the lesser of 200 percent of such percentage for the Non-Highly Compensated Participant group, or such percentage for the Non-Highly Compensated Participant group plus 2 percentage points. However, to prevent the multiple use of the alternative method described in this paragraph and Code Section 401(m)(9)(A), any Highly Compensated Participant eligible to make elective deferrals pursuant to Section 4.2 or any other cash or deferred arrangement maintained by the Employer or an Affiliated Employer and to make Employee contributions or to receive matching contributions under this Plan or any other plan maintained by the Employer or an Affiliated Employer shall have his actual contribution ratio reduced pursuant to Regulation 1.401(m)-2. The provisions of Code Section 401(m) and Regulations 1.401(m)-1(b) and 1.401(m)-2 are incorporated herein by reference.

                 (b) For the purposes of this Section and Section 4.10, "Contribution Percentage" for a Plan Year means, with respect to the Highly Compensated Participant group and Non-Highly Compensated Participant group, the average of the ratios (calculated separately for each Participant in each group) of:

                          (1)     the matching contributions pursuant to
                 Section 4.1 contributed under the Plan on behalf of each such Participant for such Plan Year; to

                          (2) the Participant's "414(s) Compensation" for such Plan Year.

                 (c) For purpose of determining the "Contribution Percentage" and the amount of Excess Aggregate Contributions pursuant to Section 4.10(d), only matching contributions (excluding matching contributions forfeited or distributed pursuant to Sections 4.2(f) and 4.8(a)(1) or forfeited pursuant to Section 4.10(a)) contributed to the Plan prior to the end of the succeeding Plan Year shall be considered. In addition, the Administrator may elect to take into account, with respect to Participants eligible to have matching contributions pursuant to Section 4.1(b) allocated to their account, elective contributions (as defined in Regulation 1.402(g)-1(b)), and qualified non-elective contributions (as defined in Code Section 401(m)(4)(C)) contributed to any plan maintained by the Employer. Such elective contributions and qualified non-elective contributions shall be treated as matching contributions subject to Regulation 1.401(m)-1(b)(5), which is incorporated herein by reference. However, the Plan Year must be the same as the plan year of the plan to which elective contributions and the qualified non-elective contributions are made.

                 (d) For the purpose of determining the actual contribution ratio of a Highly Compensated Employee who is subject to the Family Member aggregation rules of Code Section 414(q)(6) because such Employee is either a "five percent owner" of the Employer or one of the ten (10) Highly Compensated Employees paid the greatest "415 Compensation" during the year, the following shall apply:

                          (1) The combined actual contribution ratio for the family group (which shall be treated as one Highly Compensated Participant) shall be determined by aggregating matching contributions made pursuant to Section 4.1(b) and "414(s) Compensation" of all eligible Family Members (including Highly Compensated Participants). However, in applying the $200,000 limit to "414(s) Compensation," Family Members shall include only the affected Employee's spouse and any lineal descendants who have not attained age 19 before the close of the Plan Year.

                          (2) The matching contributions and Compensation of all Family Members shall be disregarded for purposes of determining the "Contribution Percentage" of the Non-Highly Compensated Participant group except to the extent taken into account in paragraph (1) above.

                          (3) If a Participant is required to be aggregated as a member of more than one family group in a plan, all Participants who are members of those family groups that include the Participant are aggregated as one family group in accordance with paragraphs (1) and (2) above.

                 (e) For purposes of this Section and Code Sections 401(a)(4), 410(b) and 401(m), if two or more plans of the Employer to which matching contributions, Employee contributions, or both, are made are treated as one plan for purposes of Code Sections 401(a)(4) or 410(b) (other than the average benefits test under Code Section 410(b)(2)(A)(ii)), such plans shall be treated as one plan. In addition, two or more plans of the Employer to which matching contributions, Employee contributions, or both, are made may be considered as a single plan for purposes of determining whether or not such plans satisfy Code Sections 401(a)(4), 410(b) and 401(m). In such a case, the aggregated plans must satisfy this Section and Code Sections 401(a)(4), 410(b) and 401(m) as though such aggregated plans were a single plan. Plans may be aggregated under this paragraph (e) only if they have the same plan year.

                 Notwithstanding the above, an employee stock ownership plan described in Code Section 4975(e)(7) or 409 may not be aggregated with this Plan for purposes of determining whether the employee stock ownership plan or this Plan satisfies this Section and Code Sections 401(a)(4), 410(b) and 401(m).

                 (f) If a Highly Compensated Participant is a Participant under two or more plans (other than an employee stock ownership plan as defined in Code Section 4975(e)(7) or 409) which are maintained by the Employer or an Affiliated Employer to which matching contributions, Employee contributions, or both, are made, all such contributions on behalf of such Highly Compensated Participant shall be aggregated for purposes of determining such Highly Compensated Participant's actual contribution ratio. However, if the plans have different plan years, this paragraph shall be applied by treating all plans ending with or within the same calendar year as a single plan.

                 (g) For purposes of Sections 4.9(a) and 4.10, a Highly Compensated Participant and Non-Highly Compensated Participant shall include any Employee eligible to have matching contributions pursuant to Section 4.1 (whether or not a deferral election was made or suspended) allocated to his account for the Plan Year.

         4.10    ADJUSTMENT FOR EXCESSIVE CONTRIBUTION PERCENTAGE

                 (a) In the event that the "Contribution Percentage" for the Highly Compensated Participant group exceeds the "Contribution Percentage" for the Non-Highly Compensated Participant group pursuant to Section 4.9(a), the Administrator, on or before the fifteenth day of the third month following the end of the Plan Year, but in no event later than the close of the following Plan Year, shall direct the Trustee to distribute to the Highly Compensated Participant having the highest actual contribution ratio his Vested portion of Excess Aggregate Contributions (and any income allocable to such contributions) and, if forfeitable, forfeit such non-Vested Excess Aggregate Contributions attributable to matching contributions (and income allocable to such forfeitures) until either one of the tests set forth in Section 4.9(a) is satisfied, or until his actual contribution ratio equals the actual contribution ratio of the Highly Compensated Participant having the second highest actual contribution ratio. This process shall continue until one of the tests set forth in Section 4.9(a) is satisfied.

                 (b) Any distribution and/or forfeiture of less than the entire amount of Excess Aggregate Contributions (and income) shall be treated as a pro rata distribution and/or forfeiture of Excess Aggregate Contributions and income. Distribution of Excess Aggregate Contributions shall be designated by the Employer as a distribution of Excess Aggregate Contributions (and income). Forfeitures of Excess Aggregate Contributions shall be treated in accordance with Section
         4.6. However, no such forfeiture may by allocated to a Highly Compensated Participant whose contributions are reduced pursuant to this Section.

                 (c) Excess Aggregate Contributions, including forfeited matching contributions, shall be treated as Employer contributions for purposes of Code Sections 404 and 415 even if distributed from the Plan.

                 Forfeited matching contributions that are reallocated to Participants' Accounts for the Plan Year in which the forfeiture occurs shall be treated as an "annual addition" pursuant to Section 4.11(b) for the Participants to whose Accounts they are reallocated and for the Participants from whose Accounts they are forfeited.

                 (d) For each Highly Compensated Participant, the amount of Excess Aggregate Contributions is equal to the total matching contributions and any qualified non-elective contributions or elective contributions taken into account pursuant to Section 4.9(c) on behalf of the Highly Compensated Participant (determined prior to the application of this paragraph) minus the amount determined by multiplying the Highly Compensated Participant's actual contribution ratio (determined after application of this paragraph) by his "414(s) Compensation." The actual contribution ratio must be rounded to the nearest one-hundredth of one percent. In no case shall the amount of Excess Aggregate Contribution with respect to any Highly Compensated Participant exceed the amount of matching contributions and any qualified non-elective contributions or elective contributions taken into account pursuant to Section 4.9(c) on behalf of such Highly Compensated Participant for such Plan Year.

                 (e) The determination of the amount of Excess Aggregate Contributions with respect to any Plan Year shall be made after first determining the Excess Contributions, if any, to be treated as voluntary Employee contributions due to recharacterization for the plan year of any other qualified cash or deferred arrangement (as defined in Code Section 401(k)) maintained by the Employer that ends with or within the Plan Year.

                 (f) The determination and correction of Excess Aggregate Contributions of a Highly Compensated Participant whose actual contribution ratio is determined under the family aggregation rules shall be accomplished by reducing the actual contribution ratio as required herein, and allocating the Excess Aggregate Contributions for the family unit among the Family Members in proportion to the sum of matching contributions and any qualified non-elective contributions or elective contributions taken into account pursuant to Section 4.9(c) of each Family Member that were combined to determined the group actual contribution ratio.

                 (g) If during a Plan Year the projected aggregate amount of matching contributions to be allocated to all Highly Compensated Participants under this Plan would, by virtue of the tests set forth in Section 4.9(a), cause the Plan to fail such tests, then the Administrator may automatically reduce proportionately or in the order provided in Section 4.10(a) each affected Highly Compensated Participant's projected share of such contributions by an amount necessary to satisfy one of the tests set forth in Section 4.9(a).

                 (h) Notwithstanding the above, if necessary, within twelve (12) months after the end of the Plan Year, the Employer may make a special qualified non-elective contribution (as defined in Code
         Section 401(m)(4)(C) on behalf of Non-Highly Compensated Participants in an amount sufficient to satisfy one of the tests set forth in
         Section 4.9(a). Such contribution shall be allocated to the Participant's Elective Account of each Non-Highly Compensated Participant in the same proportion that each Non-Highly Compensated Participant's Compensation for the year bears to the total Compensation of all Non-Highly Compensated Participants. A separate accounting shall be maintained for the purpose of excluding such contributions from the "Actual Deferral Percentage" tests pursuant to
         Section 4.7(a).

         4.11    MAXIMUM ANNUAL ADDITIONS

                 (a) Notwithstanding the foregoing, the maximum "annual additions" credited to a Participant's accounts for any "limitation year" shall equal the lesser of: (1) $30,000 (or, if greater, one-fourth of the dollar limitation in effect under Code Section 415(b)(1)(A)) or (2) twenty-five percent (25%) of the Participant's "415 Compensation" for such "limitation year."

                 (b)      For purposes of applying the limitations of Code
         Section 415, "annual additions" means the sum credited to a Participant's accounts for any "limitation year" of (1) Employer Contributions, (2) Employee contributions for "limitation years" beginning after December 31, 1986, (3) forfeitures, (4) amounts allocated, after March 31, 1984, to an individual medical account, as defined in Code Section 415(l)(2) that is part of a pension or annuity plan maintained by the Employer and (5) amounts derived from contributions paid or accrued in taxable years ending after December 31, 1985, that are attributable to post-retirement medical benefits allocated to the separate account of a key employee (as defined in Code Section 419A(d)(3)) under a welfare benefit plan (as defined in Code Section 419(e)) maintained by the Employer. The "415 Compensation" percentage limitation referred to in paragraph (a)(2) above shall not apply to: (1) any contribution for medical benefits (within the meaning of Code Section 419A(f)(2)) after separation from service that is otherwise treated as an "annual addition," or (2) any amount otherwise treated as an "annual addition" under Code Section 415(l)(1).

                 (c)      For purposes of applying the limitations of Code
         Section 415, the transfer of funds from one qualified plan to another is not an "annual addition." In addition, the following are not Employee contributions for the purposes of Section 4.11(b)(2): (1) rollover contributions (as defined in Code Sections 402(a)(5), 403(a)(4), 403(b)(8) and 408(d)(3)); (2) repayments of loans made to a Participant from the Plan; (3) repayments of distributions received by an Employee pursuant to Code Section 411(a)(7)(B) (cash- outs); (4) repayments of distributions received by an Employee pursuant to Code
         Section 411(a)(3)(D) (mandatory contributions); and (5) Employee contributions to a simplified employee pension excludable from gross income under Code Section 408(k)(6).

                 (d)      For purposes of applying the limitations of Code
         Section 415, "415 Compensation" shall include the Participant's wages, salaries, fees for professional services, and other amounts received for personal services actually rendered in the course of employment with an Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements or other expense allowances under a nonaccountable plan (as described in Regulation 1.62-2(c)) for a Plan Year.

                 "415 Compensation" shall exclude (1)(A) contributions made by the Employer to a plan of deferred compensation to the extent that, before the application of the Code Section 415 limitations to the Plan, the contributions are not includable in the gross income of the Employee for the taxable year in which contributed, (B) Employer contributions made on behalf of an Employee to a simplified employee pension plan described in Code Section 408(k) to the extent such contributions are excludable from the Employee's gross income, (C) any distributions from a plan of deferred compensation; (2) amounts realized from the exercise of a non-qualified stock option or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture; (3) amounts realized from the sale, exchange, or other disposition of stock acquired under a qualified stock option; and (4) other amounts that receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee), or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of any annuity contract described in Code Section 403(b) (whether or not the contributions are excludable from the gross income of the Employee).

                 (e)      For purposes of applying the limitations of Code
         Section 415, the "limitation year" shall be the Plan Year.

                 (f) The limitation stated in paragraph (a)(l) above shall be adjusted annually as provided in Code Section 415(d) pursuant to Regulations. The adjusted limitation is effective as of January 1st of each calendar year and is applicable to "limitation years" ending with or within that calendar year.

                 (g) For the purpose of this Section, all qualified defined benefit plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined benefit plan, and all qualified defined contribution plans (whether terminated or not) ever maintained by the Employer shall be treated as one defined contribution plan.

                 (h) For the purpose of this Section, if the Employer is a member of a controlled group of corporations, trades or businesses under common control (as defined by Code Section 1563(a) or Code
         Section 414(b) and (c) as modified by Code Section 415(h)), is a member of an affiliated service group (as defined by Code Section 414(m)), or is a member of a group of entities required to be aggregated pursuant to Regulations under Code Section 414(o), all Employees of such Employers shall be considered to be employed by a single Employer.

                 (i) For the purpose of this Section, if this Plan is a Code Section 413(c) plan, all Employers of a Participant who maintain this Plan will be considered to be a single Employer.

                 (j)      (1)     If a Participant participates in more than
         one defined contribution plan maintained by the Employer which have different Anniversary Dates, the maximum "annual additions" under this Plan shall equal the maximum "annual additions" for the "limitation year" minus any "annual additions" previously credited to such Participant's accounts during the "limitation year."

                          (2) If a Participant participates in both a defined contribution plan subject to Code Section 412 and a defined contribution plan not subject to Code Section 412 maintained by the Employer which have the same Anniversary Date, "annual additions" will be credited to the Participant's accounts under the defined contribution plan subject to Code Section 412 prior to crediting "annual additions" to the Participant's accounts under the defined contribution plan not subject to Code Section 412.

                          (3) If a Participant participates in more than one defined contribution plan not subject to Code Section 412 maintained by the Employer which have the same Anniversary Date, the maximum "annual additions" under this Plan shall equal the product of
         (A) the maximum "annual additions" for the "limitation year" minus any "annual additions" previously credited under subparagraphs (1) or (2) above, multiplied by (B) a fraction (i) the numerator of which is the "annual additions" which would be credited to such Participant's accounts under this Plan without regard to the limitations of Code
         Section 415 and (ii) the denominator of which is such "annual additions" for all plans described in this subparagraph.

                 (k) If an Employee is (or has been) a Participant in one or more defined benefit plans and one or more defined contribution plans maintained by the Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any "limitation year" may not exceed 1.0.

                 (l) The defined benefit plan fraction for any "limitation year" is a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 125 percent of the dollar limitation determined for the "limitation year" under Code Sections 415(b) and (d) or 140 percent of the highest average compensation, including any adjustments under Code Section 415(b).

                 Notwithstanding the above, if the Participant was a Participant as of the first day of the first "limitation year" beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last "limitation year" beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all "limitation years" beginning before January 1, 1987.

                 (m) The defined contribution plan fraction for any "limitation year" is a fraction, the numerator of which is the sum of the annual additions to the Participant's Account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior "limitation years" (including the annual additions attributable to the Participant's nondeductible Employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the annual additions attributable to all welfare benefit funds, as defined in Code Section 419(e), and individual medical accounts, as defined in Code Section 415(l)(2), maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior "limitation years" of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any "limitation year" is the lesser of 125 percent of the dollar limitation determined under Code Sections 415(b) and

         (d) in effect under Code Section 415(c)(1)(A) or 35 percent of the Participant's Compensation for such year.

                 If the Employee was a Participant as of the end of the first day of the first "limitation year" beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last "limitation year" beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first "limitation year" beginning on or after January 1, 1987. The annual addition for any "limitation year" beginning before January 1, 1987 shall not be recomputed to treat all Employee contributions as annual additions.

                 (n) Notwithstanding the foregoing, for any "limitation year" in which the Plan is a Top Heavy Plan, 100 percent shall be substituted for 125 percent in paragraph (l) and (m) unless the extra minimum allocation is being provided pursuant to Section 4.6. However, for any "limitation year" in which the Plan is a Super Top Heavy Plan, 100 percent shall be substituted for 125 percent in any event.

                 (o) If the sum of the defined benefit plan fraction and the defined contribution plan fraction shall exceed 1.0 in any "limitation year" for any Participant in this Plan, the Administrator shall limit, to the extent necessary, the "annual additions" to such Participant's accounts for such "limitation year." If, after limiting the "annual additions" to such Participant's accounts for the "limitation year," the sum of the defined benefit plan fraction and the defined contribution plan fraction still exceed 1.0, the Administrator shall then adjust the numerator of the defined benefit plan fraction so that the sum of both fractions shall not exceed 1.0 in any "limitation year" for such Participant.

                 (p) Notwithstanding anything contained in this Section to the contrary, the limitations, adjustments and other requirements prescribed in this Section shall at all times comply with the provisions of Code Section 415 and the Regulations thereunder, the terms of which are specifically incorporated herein by reference.

         4.12    ADJUSTMENT FOR EXCESSIVE ANNUAL ADDITIONS

                 (a) If as a result of the allocation of Forfeitures, a reasonable error in estimating a Participant's Compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Code Section 402(g)(3)) that may be made with respect to any Participant under the limits of Section 4.11 or other facts and circumstances to which Regulation 1.415-6(b)(6) shall be applicable, the "annual additions" under this Plan would cause the maximum "annual additions" to be exceeded for any Participant, the Administrator shall (1) distribute any elective deferrals (within the meaning of Code Section 402(g)(3)) or return any voluntary Employee contributions credited for the "limitation year" to the extent that the return would reduce the "excess amount" in the Participant's accounts (2) hold any "excess amount" remaining after the return of any elective deferrals or voluntary Employee contributions in a "Section 415 suspense account" (3) allocate and reallocate the "Section 415 suspense account" in the next "limitation year" (and succeeding "limitation years" if necessary) to all Participants in the Plan before any Employer or Employee contributions which would constitute "annual additions" are made to the Plan for such "limitation year," or (4) reduce Employer contributions to the Plan for such "limitation year" by the amount of the "Section 415 suspense account" allocated and reallocated during such "limitation year."

                 (b) For purposes of this Article, "excess amount" for any Participant for a "limitation year" shall mean the excess, if any, of
         (1) the "annual additions" which would be credited to his account under the terms of the Plan without regard to the limitations of Code
         Section 415 over (2) the maximum "annual additions" determined pursuant to Section 4.11.

                 (c) For purposes of this Section, "Section 415 suspense account" shall mean an unallocated account equal to the sum of "excess amounts" for all Participants in the Plan during the "limitation year." The "Section 415 suspense account" shall not share in any earnings or losses of the Trust Fund.

         4.13    TRANSFERS FROM QUALIFIED PLANS

                 (a) With the consent of the Administrator, amounts may be transferred from other qualified plans, provided that the trust from which such funds are transferred permits the transfers to be made and, in the opinion of legal counsel for the Employer, the transfer will not jeopardize the tax exempt status of the Plan or Trust or create adverse tax consequences for the Employer. The amounts transferred shall be set up in a separate account herein referred to as "Participant's Rollover Account." A Participant's Rollover Account will be for any Employee of the Employer irrespective of the Employee participating in this Plan. Such account shall be fully Vested at all times and shall not be subject to Forfeiture for any reason.

                 (b) Amounts in a Participant's Rollover Account shall be held by the Trustee pursuant to the provisions of this Plan, and may not be withdrawn by, or distributed to the Participant, in whole or in part, except as provided in paragraphs (c) or (d) of this Section.

                 (c) Except as permitted by Regulations (including Regulation 1.411(d)-4), amounts attributable to elective contributions (as defined in Regulation 1.401(k)-1(g)(3)), including amounts treated as elective contributions, which are transferred from another qualified plan in a plan-to-plan transfer shall be subject to the distribution limitations provided for in Regulation 1.401(k)-1(d).

                 (d) At Normal Retirement Date, or such other date when the Participant or his beneficiary shall be entitled to receive benefits, the fair market value of the Participant's

         Rollover Account shall be used to provide additional benefits to the Participant or his Beneficiary. Any distributions of amounts held in a Participant's Rollover Account shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder. Furthermore, such amounts shall be considered as part of a Participant's benefit in determining whether an involuntary cash-out of benefits without Participant consent may be made.

                 (e) The Administrator may direct that employee transfers made after a valuation date be segregated into a separate account for each Participant in a federally insured savings account, certificate of deposit in a bank or savings and loan association, money market certificate, or other short term debt security acceptable to the Trustee until such time as the allocations pursuant to this Plan have been made, at which time they may remain segregated or be invested as part of the general Trust Fund, to be determined by the Administrator.

                 (f) All amounts allocated to a Participant's Rollover Account may be treated as a Directed Investment Account pursuant to
         Section 4.14.

                 (g) For purposes of this Section the term "amounts transferred from other qualified plans" shall mean (i) amounts transferred to this Plan directly from another qualified plan; (ii) distributions from another qualified plan which are eligible rollover distributions and which are either transferred by the Employee to this Plan within sixty (60) days following his receipt thereof or are transferred pursuant to a direct rollover; (iii) amounts transferred to this Plan from a conduit individual retirement account provided that the conduit individual retirement account has no assets other than assets which (A) were previously distributed to the Employee by another qualified plan as a lump-sum distribution (B) were eligible for tax-free rollover to a qualified plan and (C) were deposited in such conduit individual retirement account within sixty (60) days of receipt thereof and other than earnings on said assets; and (iv) amounts distributed to the Employee from a conduit individual retirement account meeting the requirements of clause (iii) above, and transferred by the Employee to this Plan within sixty (60) days of his receipt thereof from such conduit individual retirement account.
         Prior to accepting any transfers to which this Section applies, the Administrator may require the Employee to establish that the amounts to be transferred to this Plan meet the requirements of this Section and may also require the Employee to provide an opinion of counsel satisfactory to the Employer that the amounts to be transferred meet the requirements of this Section.

                 (h) For purposes of this Section, the term "qualified plan" shall mean any tax qualified plan under Code Section 401(a).

                 (i) Notwithstanding anything herein to the contrary, this Plan shall not accept any direct or indirect transfers (as that term is defined and interpreted under Code Section 401(a)(11) and the Regulations thereunder) from a defined benefit plan, money purchase plan (including a target benefit plan), stock bonus or profit sharing plan which would otherwise have provided for a life annuity form of payment to the Participant.

                 (j) Notwithstanding anything herein to the contrary, a transfer directly to this Plan from another qualified plan (or a transaction having the effect of such a transfer) shall be permitted only if it will not result in the elimination or reduction of any benefit in violation of Code Section 411(d)(6).

         4.14    DIRECTED INVESTMENT ACCOUNT

                 (a) Each Participant shall be permitted to direct the Trustee as to the investment of all or a portion of the interest in any one or more of their individual account balances. Participants may, subject to a procedure established by the Administrator and applied in a uniform nondiscriminatory manner, direct the Trustee in writing to invest any portion of their account in the Investment Funds established by the Administrator. That portion of the account of any Participant so directing will thereupon be considered a Directed Investment Account.

                 (b) A separate Directed Investment Account shall be established for each Participant who has directed an investment. Transfers between the Participant's regular account and his Directed Investment Account shall be charged and credited as the case may be to each account. The Directed Investment Account shall be charged or credited as appropriate with the net earnings, gains, losses and expenses as well as any appreciation or depreciation in market value during each Plan Year attributable to such account.

                 (c) The Trustee will maintain as many separate Investment Funds within the Trust Fund, each with different investment objectives, as the Administrator deems advisable. Such Investment Funds may be added or deleted as the Administrator so determines.
         Each such fund may be part of a fund with the same investment objectives maintained by the Trustee for the benefit of participants in other qualified plans maintained by the Employer, or may be a separate fund maintained only for the benefit of Participants of this Plan. Earnings or gains derived from the assets of any Investment Fund will be invested in that Fund. Appropriate Accounts for each Participant shall be established and maintained in each Investment Fund in which a Participant has an interest.

                 (d) All contributions will be invested at the election of the Participant in multiples of twenty- five percent (25%) in any combination of Investment Funds. Notwithstanding the foregoing, effective October 1, 1993, all contributions will be invested at the election of the Participant in multiples of five percent (5%) in any combination of Investment Funds, provided that a Participant must invest a minimum of ten percent (10%) in each Investment Fund chosen. Contributions for which a Participant does not make a valid election shall be invested in the Investment Fund having the characteristics of a money market fund, or if no such Investment Fund exists, in the Investment Fund with the least amount of risk.

                 (e) A Participant may elect, pursuant to rules established by the Administrator, to have all or any multiple of twenty-five percent (25%) of the value of his account in any Investment Fund transferred to any other Investment Fund. Notwithstanding the foregoing, effective October 1, 1993, a Participant may elect, pursuant to rules established by the

         Administrator, to have all or any multiple of five percent (5%) of the value of his account in any Investment Fund transferred to any other Investment Fund, provided the Participant continues to invest a minimum of ten percent (10%) in each Investment Fund in which the Participant has an account. The amount removed from any Investment Fund will be based upon values as of the date of the transfer. A Participant may change his investment direction, with respect to future contributions and transfers, two (2) times in any Plan Year. The changes may be made effective as of each January 1 and/or July 1.

                 Notwithstanding the foregoing, effective October 1, 1993, a Participant may change his investment direction, with respect to future contributions and transfers pursuant to paragraph (e), four times in any Plan Year. The changes may be made effective as of each January 1, April 1, July 1 and/or October 1. Investment directions or a change in investment direction shall apply for an entire Plan quarter and shall be made pursuant to rules established by the Administrator before the first day of the first payroll period beginning in the next Plan quarter to which the direction applies. An investment direction once given shall be deemed to be a continuing direction until explicitly changed by the Participant by a subsequent direction pursuant to rules established by the Administrator.

                                   ARTICLE V
                                   VALUATIONS

         5.1     VALUATION OF THE TRUST FUND

         The Administrator shall direct the Trustee, as of each Anniversary Date, and at such other date or dates deemed necessary by the Administrator, herein called "valuation date," to determine the net worth of the assets comprising the Trust Fund as it exists on the "valuation date" prior to taking into consideration any contribution to be allocated for that Plan Year. In determining such net worth, the Trustee shall value the assets comprising the Trust Fund at their fair market value as of the "valuation date" and shall deduct all expenses for which the Trustee has not yet obtained reimbursement from the Employer or the Trust Fund.

         5.2     METHOD OF VALUATION

         In determining the fair market value of securities held in the Trust Fund which are listed on a registered stock exchange, the Administrator shall direct the Trustee to value the same at the prices they were last traded on such exchange preceding the close of business on the "valuation date." If such securities were not traded on the "valuation date," or if the exchange on which they are traded was not open for business on the "valuation date," then the securities shall be valued at the prices at which they were last traded prior to the "valuation date." Any unlisted security held in the Trust Fund shall be valued at its bid price next preceding the close of business on the "valuation date," which bid price shall be obtained from a registered broker or an investment banker. In determining the fair market value of assets other than securities for which trading or bid prices can be obtained, the Trustee may appraise such assets itself, or in its discretion, employ one or more appraisers for that purpose and rely on the values established by such appraiser or appraisers.

                                   ARTICLE VI
                   DETERMINATION AND DISTRIBUTION OF BENEFITS

         6.1     DETERMINATION OF BENEFITS UPON RETIREMENT

         Every Participant may terminate his employment with the Employer and retire for the purposes hereof on his Normal Retirement Date or Early Retirement Date. Upon such Normal Retirement Date, or Early Retirement Date, all amounts credited to such Participant's Combined Account shall become distributable. However, a Participant may postpone the termination of his employment with the Employer to a later date, in which event the participation of such Participant in the Plan shall continue until his Late Retirement Date. Upon a Participant's Retirement Date, or as soon thereafter as is practicable, the Trustee shall distribute all amounts credited to such Participant's Combined Account in accordance with Section 6.5.

         6.2     DETERMINATION OF BENEFITS UPON DEATH

                 (a) Upon the death of a Participant before his Retirement Date or other termination of his employment, all amounts credited to such Participant's Combined Account shall become fully Vested. On or before the Anniversary Date coinciding with or next following such death, the Administrator shall direct the Trustee, in accordance with the provisions of Sections 6.6 and 6.7, to distribute the value of the deceased Participant's Combined Account to the Participant's Beneficiary.

                 (b) On or before the Anniversary Date coinciding with or next following the death of a Former Participant, the Trustee, in accordance with the provisions of Sections 6.6 and 6.7, shall distribute any remaining amounts credited to the account of such deceased Former Participant to such Former Participant's Beneficiary.

                 (c) The Administrator may require such proper proof of death and such evidence of the right of any person to receive payment of the value of the account of a deceased Participant or Former Participant as the Administrator may deem desirable. The Administrator's determination of death and of the right of any person to receive payment shall be conclusive.

                 (d) The Beneficiary of the death benefit payable pursuant to this Section shall be the Participant's spouse. Except, however, the Participant may designate a Beneficiary other than his spouse if:

                          (1) the spouse has waived her right to be the Participant's Beneficiary, or

                          (2) the Participant is legally separated or has been abandoned (within the meaning of local law) and the Participant has a court order to such effect (and there is no "qualified domestic relations order" as defined in Code
                 Section 414(p) which provides otherwise), or

                          (3)     the Participant has no spouse, or

                          (4)     the spouse cannot be located.

                 In such event, the designation of a Beneficiary shall be made on a form satisfactory to the Administrator. A Participant may at any time revoke his designation of a Beneficiary or change his Beneficiary by filing written notice of such revocation or change with the Administrator. However, the Participant's spouse must again consent in writing to any such change or revocation unless the original consent acknowledged that the spouse had the right to limit consent only to a specific Beneficiary and that the spouse voluntarily elected to relinquish such right. In the event no valid designation of Beneficiary exists at the time of the Participant's death, the death benefit shall be payable to his estate.

                 (e) Any consent by the Participant's spouse to waive any rights to the death benefit must be in writing, must acknowledge the effect of such waiver, and be witnessed by a Plan representative or a notary public. Further, the spouse's consent must be irrevocable and must acknowledge the specific nonspouse Beneficiary.

         6.3     DETERMINATION OF BENEFITS IN EVENT OF DISABILITY

         In the event of a Participant's Total and Permanent Disability prior to his Retirement Date or separation from service, all amounts credited to such Participant's Combined Account shall become fully Vested. On or before the Anniversary Date coinciding with or next following the event of Total and Permanent Disability, the Trustee, in accordance with the provisions of Sections 6.5 and 6.7, shall distribute to such Participant all amounts credited to such Participant's Combined Account as though he had retired.

         6.4     DETERMINATION OF BENEFITS UPON TERMINATION

                 (a) On or before the Anniversary Date coinciding with or subsequent to the termination of a Participant's employment for any reason other than death, Total and Permanent Disability or retirement, the Administrator may direct the Trustee to segregate the amount of the Vested portion of such Terminated Participant's Account and invest the aggregate amount thereof in a separate, federally insured savings account, certificate of deposit, common or collective trust fund of a bank or a deferred annuity. In the event the Vested portion of a Participant's Account is not segregated, the amount shall remain in a separate account for the Terminated Participant and share in allocations per Section 4.6(c) until such time as a distribution is made to the Terminated Participant. The amount of the Terminated Participant's Account which is not Vested shall be credited to the Suspense Account (which will always share in gains and losses of the trust) and shall, subsequently, be allocated to the accounts of the remaining Participants in accordance with the terms of the Plan at such time as the amount becomes a Forfeiture.

                 Distribution of the funds due to a Terminated Participant shall be made on the occurrence of an event which would result in the distribution had the Terminated Participant remained in the employ of the Employer (upon the Participant's death, Total and Permanent Disability Early or Normal Retirement). However, in the discretion of the Administrator, the Administrator may direct the Trustee to cause the entire Vested portion of the Terminated Participant's Combined Account to be payable to such Terminated Participant. Any distribution under this paragraph shall be made in a manner which is consistent with and satisfies the provisions of
         Section 6.5, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder.

                 If the value of a Terminated Participant's Vested benefit derived from Employer and Employee contributions does not exceed $3,500 and has never exceeded $3,500 at the time of any prior distribution, the Administrator shall direct the Trustee to cause the entire Vested benefit to be paid to such Participant in a single lump sum.

                 For purposes of this Section, if the value of a Terminated Participant's Vested benefit is zero, the Terminated Participant shall be deemed to have received a distribution of such Vested benefit.

                 (b) The Vested portion of any Participant's Account shall be a percentage of the total amount credited to his Participant's Account determined on the basis of the Participant's number of Years of Service according to the following schedule:

                                Vesting Schedule

               Years of Service                             Percentage Vested
               ----------------                             -----------------
                      2                                            20%
                      3                                            40%
                      4                                            60%
                      5                                            80%
                      6                                            100%

                 (c) Notwithstanding the vesting schedule in paragraph (b) above, for any Top Heavy Plan Year, the Vested portion of the Participant's Account of any Participant who has an Hour of Service after the Plan becomes top heavy shall be a percentage of the total amount credited to his Participant's Account determined on the basis of the Participant's number of Years of Service according to the following schedule:

                                Vesting Schedule

               Years of Service                             Percentage Vested
               ----------------                             -----------------
                      2                                             20%
                      3                                             40%
                      4                                             60%
                      5                                             80%
                      6                                             100%


                 (d) The computation of a Participant's nonforfeitable percentage of his interest in the Plan shall not be reduced as the result of any direct or indirect amendment to this Plan. For this purpose, the Plan shall be treated as having been amended if the Plan provides for an automatic change in vesting due to a change in top heavy status. In the event that the Plan is amended to change or modify any vesting schedule, a Participant with at least three (3) Years of Service as of the expiration date of the election period may elect to have his nonforfeitable percentage computed under the Plan without regard to such amendment. Notwithstanding the foregoing, for Plan Years beginning before January 1, 1989, or with respect to Employees who fail to complete at least one (1) Hour of Service in a Plan Year beginning after December 31, 1988, five (5) shall be substituted for three (3) in the preceding sentence. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The Participant's election period shall commence on the adoption date of the amendment and shall end 60 days after the latest of:

                          (1)     the adoption date of the amendment,

                          (2)     the effective date of the amendment, or

                          (3) the date the Participant receives written notice of the amendment from the Employer or Administrator.

                 (e) (1) If any Former Participant shall be reemployed by the Employer before a 1-Year Break in Service occurs, he shall continue to participate in the Plan in the same manner as if such termination had not occurred.

                          (2) If any Former Participant shall be reemployed by the Employer before five (5) consecutive 1-Year Breaks in Service, and such Former Participant had received a distribution of his entire Vested interest prior to his reemployment, his forfeited account shall be reinstated only if he repays the full amount distributed to him before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer or the close of the first period of five (5) consecutive 1-Year Breaks in Service commencing after the distribution. In the event the Former Participant does repay the full amount distributed to him, the undistributed portion of the Participant's Account must be restored in full, unadjusted by any gains or losses occurring subsequent to the Anniversary

         Date or other valuation date preceding his termination. The source for such reinstatement shall first be any Forfeitures occurring during the year. If such source is insufficient, then the Employer shall contribute an amount which is sufficient to restore any such forfeited Accounts provided, however, that if a discretionary contribution is made for such year pursuant to Section 4.1(c), such contribution shall first be applied to restore any such Accounts and the remainder shall be allocated in accordance with Section 4.6.

                          (3) If any Former Participant is reemployed after a 1-Year Break in Service has occurred, Years of Service shall include Years of Service prior to his 1-Year Break in Service subject to the following rules:

                                  (i) If a Former Participant has a 1-Year Break in Service, his pre-break and post-break service shall be used for computing Years of Service for eligibility and for vesting purposes only after he has been employed for one (1) Year of Service following the date of his reemployment with the Employer.

                                  (ii)     Each non-vested Former Participant
                          shall lose credits otherwise allowable under (i) above if his consecutive 1-Year Breaks in Service equal or exceed the greater of (A) five (5) or (B) the aggregate number of his pre-break Years of Service;

                                  (iii)    After five (5) consecutive 1-Year
                          Breaks in Service, a Former Participant's Vested Account balance attributable to pre-break service shall not be increased as a result of post-break service;

                                  (iv)     If a Former Participant who has not
                          had his Years of Service before a 1-Year Break in Service disregarded pursuant to (ii) above completes one (1) Year of Service for eligibility purposes following his reemployment with the Employer, he shall participate in the Plan retroactively from his date of reemployment;

                                  (v)      If a Former Participant who has not
                          had his Years of Service before a 1-Year Break in Service disregarded pursuant to (ii) above completes a Year of Service (a 1-Year Break in Service previously occurred, but employment had not terminated), he shall participate in the Plan retroactively from the first day of the Plan Year during which he completes one (1) Year of Service.

                 (f)      In determining Years of Service for purposes of
         Section 6.4(b), Years of Service attributable to Years of Service prior to the Effective Date of the Plan shall be included.

         6.5     DISTRIBUTION OF BENEFITS

                 (a) The Administrator shall direct the Trustee to distribute to a Participant or his Beneficiary any amount to which he is entitled under the Plan in the form of a lump-sum payment in cash or in property.

                 (b) Any distribution to a Participant who has a benefit which exceeds, or has ever exceeded, $3,500 at the time of any prior distribution shall require such Participant's consent if such distribution occurs prior to the later of his Normal Retirement Age or age 62. With regard to this required consent:

                          (1) The Participant must be informed of his right to defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer the distribution of any benefit. However, any election to defer the receipt of benefits shall not apply with respect to distributions which are required under Section 6.5(c).

                          (2) Notice of the rights specified under this paragraph shall be provided no less than 30 days and no more than 90 days before the first day on which all events have occurred which entitle the Participant to such benefit.

                          (3) Written consent of the Participant to the distribution must not be made before the Participant receives the notice and must not be made more than 90 days before the first day on which all events have occurred which entitle the Participant to such benefit.

                          (4) No consent shall be valid if a significant detriment is imposed under the Plan on any Participant who does not consent to the distribution.

                 (c) Notwithstanding any provision in the Plan to the contrary, the distribution of a Participant's benefits shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder (including Regulation 1.401(a)(9)-2), the provisions of which are incorporated herein by reference:

                          (1) A Participant's benefits shall be distributed to him not later than April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participant retires, provided, however, that this clause (ii) shall not apply in the case of a Participant who is a "five
                 (5) percent owner" at any time during the five (5) Plan Year period ending in the calendar year in which he attains age 70 1/2 or, in the case of a Participant who becomes a "five (5) percent owner" during any subsequent Plan Year, clause (ii) shall no longer apply and the required beginning date shall be the April 1st of the calendar year following the calendar year in which such subsequent Plan Year ends. Notwithstanding the foregoing, clause (ii) above shall not apply to any Participant unless the Participant had attained age 70 1/2 before January 1, 1988 and was not a "five (5) percent owner" at any time during the Plan Year ending with or within the calendar year in which the Participant attained age 66 1/2 or any subsequent Plan Year.

                          (2) Distributions to a Participant and his Beneficiaries shall only be made in accordance with the incidental death benefit requirements of Code Section 401(a)(9)(G) and the Regulations thereunder.

                 (d) For purposes of this Section, the life expectancy of a Participant and a Participant's spouse may, at the election of the Participant or the Participant's spouse, be redetermined in accordance with Regulations. The election, once made, shall be irrevocable. If no election is made by the time distributions must commence, then the life expectancy of the Participant and the Participant's spouse shall not be subject to recalculation. Life expectancy and joint and last survivor expectancy shall be computed using the return multiples in Tables V and VI of Regulation 1.72-9.

         6.6     DISTRIBUTION OF BENEFITS UPON DEATH

                 (a) The death benefit payable pursuant to Section 6.2 shall be paid to the Participant's Beneficiary in the form of a lump sum payment in cash subject to the rules of Section 6.6(b).

                 (b) Notwithstanding any provision in the Plan to the contrary, distributions upon the death of a Participant shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder. If it is determined pursuant to Regulations that the distribution of a Participant's interest has begun and the Participant dies before his entire interest has been distributed to him, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected pursuant to Section 6.5 as of his date of death. If a Participant dies before he has begun to receive any distributions of his interest under the Plan or before distributions are deemed to have begun pursuant to Regulations, then his death benefit shall be distributed to his Beneficiaries by December 31st of the calendar year in which the fifth anniversary of his date of death occurs.

                 (c) The 5-year distribution requirement of Section 6.6(b) shall not apply to any portion of the deceased Participant's interest which is payable to or for the benefit of a designated Beneficiary.
         In such event, such portion may be distributed over a period not extending beyond the life expectancy of such designated Beneficiary provided such distribution begins not later than December 31st of the calendar year immediately following the calendar year in which the Participant died.

                 Except, however, in the event the Participant's spouse (determined as of the date of death) is his Beneficiary, the requirement that distributions commence within one year of a Participant's death shall not apply. In lieu thereof, such distribution must commence on or before the later of (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or (2) December 31st of the calendar year in which the Participant would have attained age 70 1/2. If the surviving spouse dies before the distributions to such spouse begin, then the 5-year distribution requirement of Section 6.6(b) shall apply as if the spouse were the Participant.

                 (d) For purposes of this Section, the life expectancy of a Participant and a Participant's spouse may, at the election of the Participant or the Participant's spouse, be redetermined in accordance with Regulations. The election, once made, shall be irrevocable. If no election is made by the time distributions must commence, then the life expectancy of the Participant and the Participant's spouse shall not be subject to recalculation. Life expectancy and joint and last survivor expectancy shall be computed using the return multiples in Tables V and VI of Regulation 1.72-9.

         6.7     TIME OF SEGREGATION OR DISTRIBUTION

         Except as limited by Sections 6.5 and 6.6, whenever the Trustee is to make a distribution or to commence a series of payments on or as of an Anniversary Date, the distribution or series of payments may be made or begun on such date or as soon thereafter as is practicable. Except, however, unless a Former Participant elects in writing to defer the receipt of benefits, (such election may not result in a death benefit that is more than incidental), the payment of benefits shall begin not later than the 60th day after the close of the Plan Year in which the latest of the following events occurs:

                 (a) the date on which the Participant attains the earlier of age 65 or the Normal Retirement Age specified herein,

                 (b) the 10th anniversary of the year in which the Participant commenced participation in the Plan, or

                 (c) the date the Participant terminates his service with the Employer.

         6.8     DISTRIBUTION FOR MINOR BENEFICIARY

         In the event a distribution is to be made to a minor, then the Administrator may, in the Administrator's sole discretion, direct that such distribution be paid to the legal guardian, or if none, to a parent of such Beneficiary or a responsible adult with whom the Beneficiary maintains his residence, or to the custodian for such Beneficiary under the Uniform Gift to Minors Act or Gift to Minors Act, if such is permitted by the laws of the state in which said Beneficiary resides. Such a payment to the legal guardian or parent of a minor Beneficiary shall fully discharge the Trustee, Employer, and Plan from further liability on account thereof.

         6.9     LOCATION OF PARTICIPANT OR BENEFICIARY UNKNOWN

         In the event that all, or any portion, of the distribution payable to a Participant or his Beneficiary hereunder shall, at the expiration of five (5) years after it shall become payable, remain unpaid solely by reason of the inability of the Administrator, after sending a registered letter, return receipt requested, to the last known address, and after further diligent effort, to ascertain the whereabouts of such Participant or his Beneficiary, the amount so distributable shall be reallocated in the same manner as a Forfeiture pursuant to the Plan. In the event a Participant or Beneficiary is located subsequent to his benefit being reallocated, such benefit shall be restored.

         6.10    ADVANCE DISTRIBUTION FOR HARDSHIP

                 (a) The Administrator, at the election of the Participant, shall direct the Trustee to distribute to any Participant in any one Plan Year up to the lesser of 100% of his Participant's Elective Account valued as of the last Anniversary Date or other valuation date or the amount necessary to satisfy the immediate and heavy financial need of the Participant. Any distribution made pursuant to this Section shall be deemed to be made as of the first day of the Plan Year or, if later, the valuation date immediately preceding the date of distribution, and the Participant's Elective Account shall be reduced accordingly. Withdrawal under this Section shall be authorized only if the distribution is on account of:

                          (1)     Expenses for medical care described in Code
                 Section 213(d) previously incurred by the Participant, his spouse, or any of his dependents (as defined in Code Section
                 152) or necessary for these persons to obtain medical care;

                          (2) The costs directly related to the purchase of a principal residence for the Participant (excluding mortgage payments);

                          (3) Payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, his spouse, children, or dependents; or

                          (4) Payments necessary to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

                 (b) No distribution shall be made pursuant to this Section unless the Administrator, based upon the Participant's representation and such other facts as are known to the Administrator, determines that all of the following conditions are satisfied:

                          (1) The distribution is not in excess of the amount of the immediate and heavy financial need of the Participant. The amount of the immediate and heavy financial need may include any amounts necessary to pay any federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution;

                          (2)     The Participant has obtained all
                 distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans currently available under all plans maintained by the Employer;

                          (3) The Plan, and all other plans maintained by the Employer, provide that the Participant's elective deferrals and voluntary Employee contributions will be suspended for at least twelve (12) months after receipt of the hardship distribution or, the Participant, pursuant to a legally enforceable agreement, will suspend his elective deferrals and voluntary Employee contributions to the Plan and all other plans maintained by the Employer for at least twelve
                 (12) months after receipt of the hardship distribution; and

                          (4) The Plan, and all other plans maintained by the Employer, provide that the Participant may not make elective deferrals for the Participant's taxable year immediately following the taxable year of the hardship distribution in excess of the applicable limit under Code
                 Section 402(g) for such next taxable year less the amount of such Participant's elective deferrals for the taxable year of the hardship distribution.

                 (c) Notwithstanding the above, for Plan Years beginning after December 31, 1988, distributions form the Participant's Elective Account pursuant to this Section shall be limited, as of the date of distribution, to the Participant's Elective Account as of the end of the last Plan Year ending before July 1, 1989, plus the total Participant's Deferred Compensation after such date, reduced by the amount of any previous distributions pursuant to this Section.

                 (d) Any distribution made pursuant to this Section shall be made in a manner which is consistent with and satisfies the provisions of Section 6.5, including, but not limited to, all notice and consent requirements of Code Section 411(a)(11) and the Regulations thereunder.

         6.11    QUALIFIED DOMESTIC RELATIONS ORDER DISTRIBUTION

         All rights and benefits, including elections, provided to a Participant in this Plan shall be subject to the rights afforded to any "alternate payee" under a "qualified domestic relations order." Furthermore, a distribution to an "alternate payee" shall be permitted if such distribution is authorized by a "qualified domestic relations order," even if the affected Participant has not separated from service and has not reached the "earliest retirement age" under the Plan. For purposes of this Section, "alternate payee," "qualified domestic relations order," and "earliest retirement age" shall have the meaning set forth under Code Section 414(p).

         6.12    PAYMENT OF DISTRIBUTION DIRECTLY TO ELIGIBLE RETIREMENT PLAN

                 (a) This Section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Administrator, to have any portion of an Eligible Rollover Distri-bution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                 (b) The terms used in (a) above shall have the following meaning:

                          (1) Eligible Rollover Distribution: An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under
                 Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                          (2)  Eligible Retirement Plan:  An Eligible
                 Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                          (3)  Distributee:  A Distributee includes a
                 Participant or former Participant. In addition, the Participant's or former Participant's surviving spouse and the Participant's or former Participant's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                          (4) Direct Rollover: A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                                  ARTICLE VII
                                    TRUSTEE

         7.1     TRUST AGREEMENT

         The "Trust Agreement" is defined as Article 7 of this Plan as in effect on the Effective Date, excluding Section 7.1(a). In the event of the resignation or removal of the Trustee and the appointment of a successor pursuant to Section 7.8 of the Trust Agreement, a new Trust Agreement shall be executed between the successor trustee and the Employer. Thereafter, the new Trust Agreement shall be the Trust Agreement for purposes of this Plan.

         7.2     DIRECTED INVESTMENT

         The powers granted to the Trustee shall be exercised as set forth in the Trust Agreement. However, in accordance with Section 4.14, each Participant may direct the Trustee to separate and keep separate all or a portion of his account; and further each Participant is authorized and empowered, in his sole and absolute discretion, to give directions to the Trustee pursuant to the procedure established by the Administrator and in such form as the Trustee may require concerning the investment of the Participant's Directed Investment Account. The Trustee may refuse to comply with any direction from the Participant in the event the Trustee, in its sole and absolute discretion, deems such directions improper by virtue of applicable law. Any costs and expenses related to compliance with the Participant's directions shall be borne by the Participant's Directed Investment Account. Notwithstanding anything hereinabove to the contrary, no portion of a Directed Investment Account may be invested in "collectibles" within the meaning of that term as employed in Code Section 408(m).

                                  ARTICLE VIII
                      AMENDMENT, TERMINATION, AND MERGERS

         8.1     AMENDMENT

         The Employer shall have the right at any time to amend the Plan. However, no such amendment shall authorize or permit any part of the Trust Fund (other than such part as is required to pay taxes and administration expenses) to be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or estates; no such amendment shall cause any reduction in the amount credited to the account of any Participant or cause or permit any portion of the Trust Fund to revert to or become the property of the Employer; and no such amendment which affects the rights, duties or responsibilities of the Trustee and Administrator may be made without the Trustee's and Administrator's written consent. Any such amendment shall become effective as provided therein upon its execution. The Trustee shall not be required to execute any such amendment unless the Trust provisions contained herein are a part of the Plan and the amendment affects the duties of the Trustee hereunder.

         Except as permitted by Regulations, no Plan amendment or transaction having the effect of a Plan amendment (such as a merger, plan transfer or similar transaction) shall be effective to the extent it eliminates or reduces any "Section 411(d)(6) protected benefit" or adds or modifies conditions relating to "Section 411(d)(6) protected benefits" the result of which is a further restriction on such benefit unless such protected benefits are preserved with respect to benefits accrued as of the later of the adoption date or effective date of the amendment. "Section 411(d)(6) protected benefits" are benefits described in Code Section 411(d)(6)(A), early retirement benefits and retirement-type subsidies, and optional forms of benefits.

         8.2     TERMINATION

         The Employer shall have the right at any time to terminate the Plan by delivering to the Trustee and Administrator written notice of such termination. A complete discontinuance of the Employer's contributions to the Plan shall be deemed to constitute a termination. Upon any termination (full or partial) or complete discontinuance of contributions, all amounts credited to the affected Participants' Combined Accounts shall become 100% Vested and shall not thereafter be subject to forfeiture and all unallocated amounts shall be allocated to the accounts of all Participants in accordance with the provisions hereof. Upon such termination of the Plan, the Employer, by written notice to the Trustee and Administrator, may direct either:

                 (a) complete distribution of the assets in the Trust Fund to the Participants, in cash or in kind, in one "qualified total distribution" (as such term is defined in the Code) as soon as the Trustee deems it to be in the best interests of the Participants, but in no event later than two years after such termination; or,

                 (b) continuation of the Trust created by this agreement and the distribution of benefits at such time and in such manner as though the Plan had not been terminated.

         Further provided that any distribution from the Participant's Elective Account shall be subject to the restrictions imposed by Section 4.2.

         8.3     MERGER OR CONSOLIDATION

         This Plan and Trust may be merged or consolidated with, or its assets and/or liabilities may be transferred to any other Plan and Trust only if the benefits which would be received by a Participant of this Plan, in the event of a termination of the Plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation.

                                   ARTICLE IX
                                 MISCELLANEOUS

         9.1     PARTICIPANT'S RIGHTS

         This Plan shall not be deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in this Plan shall be deemed to give any Participant or Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time regardless of the effect which such discharge shall have upon him as a Participant of this Plan.

         9.2     ALIENATION

                 (a) Subject to the exceptions provided below, no benefit which shall be payable out of the Trust Fund to any person (including a Participant or his Beneficiary) shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Trustee, except to such extent as may be required by law.

                 (b) This provision shall not apply to the extent a Participant or Beneficiary is indebted to the Plan, for any reason, under any provision of the Plan. At the time a distribution is to be made to or for a Participant's or Beneficiary's benefit, such proportion of the amount distributed as shall equal such indebtedness shall be paid by the Trustee to the Trustee or the Administrator, at the direction of the Administrator, to apply against or discharge such indebtedness. Prior to making a payment, however, the Participant or Beneficiary must be given written notice by the Administrator that such indebtedness is to be so paid in whole or part from his Participant's Combined Account. If the Participant or Beneficiary does not agree that the indebtedness is a valid claim against his Vested Participant's Combined Account, he shall be entitled to a review of the validity of the claim in accordance with procedures provided in Sections 2.12 and 2.13.

                 (c) This provision shall not apply to a "qualified domestic relations order" defined in Code Section 414(p), and those other domestic relations orders permitted to be so treated by the Administrator under the provisions of the Retirement Equity Act of 1984. The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order," a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

         9.3     CONSTRUCTION OF PLAN

         This Plan and Trust shall be construed and enforced according to the Act and the laws of the State of Texas, other than its laws respecting choice of law, to the extent not preempted by the Act.

         9.4     GENDER AND NUMBER

         Wherever any words are used herein in the masculine, feminine or neuter gender, they shall be construed as though they were also used in another gender in all cases where they would so apply, and whenever any words are used herein in the singular or plural form, they shall be construed as though they were also used in the other form in all cases where they would so apply.

         9.5     LEGAL ACTION

         In the event any claim, suit, or proceeding is brought regarding the Trust and/or Plan established hereunder to which the Trustee or the Administrator may be a party, and such claim, suit, or proceeding is resolved in favor of the Trustee or Administrator, they shall be entitled to be reimbursed from the Trust Fund for any and all costs, attorney's fees, and other expenses pertaining thereto incurred by them for which they shall have become liable.

         9.6     PROHIBITION AGAINST DIVERSION OF FUNDS

                 (a) Except as provided below and otherwise specifically permitted by law, it shall be impossible by operation of the Plan or of the Trust, by termination of either, by power of revocation or amendment, by the happening of any contingency, by collateral arrangement or by any other means, for any part of the corpus or income of any trust fund maintained pursuant to the Plan or any funds contributed thereto to be used for, or diverted to, purposes other than the exclusive benefit of Participants, Retired Participants, or their Beneficiaries.

                 (b) In the event the Employer shall make an excessive contribution under a mistake of fact pursuant to Section 403(c)(2)(A) of the Act, the Employer may demand repayment of such excessive contribution at any time within one (1) year following the time of payment and the Trustees shall return such amount to the Employer within the one (1) year period. Earnings of the Plan attributable to the excess contributions may not be returned to the Employer but any losses attributable thereto must reduce the amount so returned.

         9.7     BONDING

         Every Fiduciary, except a bank or an insurance company, unless exempted by the Act and regulations thereunder, shall be bonded in an amount not less than 10% of the amount of the funds such Fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of each Plan Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the Fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in Section 412(a)(2) of the Act), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in the Plan to the contrary, the cost of such bonds shall be an expense of and may, at the election of the Administrator, be paid from the Trust Fund or by the Employer.

         9.8     EMPLOYER'S AND TRUSTEE'S PROTECTIVE CLAUSE

         Neither the Employer nor the Trustee, nor their successors, shall be responsible for the validity of any Contract issued hereunder or for the failure on the part of the insurer to make payments provided by any such Contract, or for the action of any person which may delay payment or render a Contract null and void or unenforceable in whole or in part.

         9.9     INSURER'S PROTECTIVE CLAUSE

         Any insurer who shall issue Contracts hereunder shall not have any responsibility for the validity of this Plan or for the tax or legal aspects of this Plan. The insurer shall be protected and held harmless in acting in accordance with any written direction of the Trustee, and shall have no duty to see to the application of any funds paid to the Trustee, nor be required to question any actions directed by the Trustee. Regardless of any provision of this Plan, the insurer shall not be required to take or permit any action or allow any benefit or privilege contrary to the terms of any Contract which it issues hereunder, or the rules of the insurer.

         9.10    RECEIPT AND RELEASE FOR PAYMENTS

         Any payment to any Participant, his legal representative, Beneficiary, or to any guardian or committee appointed for such Participant or Beneficiary in accordance with the provisions of the Plan, shall, to the extent thereof, be in full satisfaction of all claims hereunder against the Trustee and the Employer, either of whom may require such Participant, legal representative, Beneficiary, guardian or committee, as a condition precedent to such payment, to execute a receipt and release thereof in such form as shall be determined by the Trustee or Employer.

         9.11    ACTION BY THE EMPLOYER

         Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by its legally constituted authority.

         9.12    NAMED FIDUCIARIES AND ALLOCATION OF RESPONSIBILITY

         The "named Fiduciaries" of this Plan are (1) the Employer, (2) the Administrator, (3) the Trustee and (4) any Investment Manager appointed hereunder. The named Fiduciaries shall have only those specific powers, duties, responsibilities, and obligations as are specifically given them under the Plan. In general, the Employer shall have the sole responsibility for making the contributions provided for under Section 4.1; and shall have the sole authority to appoint and remove the Trustee, the Administrator, and any Investment Manager which may be provided for under the Plan; to formulate the Plan's "funding policy and method"; and to amend or terminate, in whole or in part, the Plan. The Administrator shall have the sole responsibility for the administration of the Plan, which responsibility is specifically described in the Plan. The Trustee shall have the sole responsibility of management of the assets held under the Trust, except those assets, the management of which has been assigned to an Investment Manager, who shall be solely responsible for the management of the assets assigned to it, all as specifically provided in the Plan. Each named Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan, authorizing or providing for such direction, information or action. Furthermore, each named Fiduciary may rely upon any such direction, information or action of another named Fiduciary as being proper under the Plan, and is not required under the Plan to inquire into the propriety of any such direction, information or action. It is intended under the Plan that each named Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under the Plan. No named Fiduciary shall guarantee the Trust Fund in any manner against investment loss or depreciation in asset value. Any person or group may serve in more than one Fiduciary capacity.

         9.13    HEADINGS

         The headings and subheadings of this Plan have been inserted for convenience of reference and are to be ignored in any construction of the provisions hereof.

         9.14    APPROVAL BY INTERNAL REVENUE SERVICE

                 (a) Notwithstanding anything herein to the contrary, if, pursuant to an application filed by or in behalf of the Plan, the Commissioner of Internal Revenue Service or his delegate should determine that the Plan does not initially qualify as a tax-exempt plan and trust under Sections 401 and 501 of the Code, and such determination is not contested, or if contested, is finally upheld, then the Plan shall operate as if it had not been amended and restated.

                 (b) Notwithstanding any provisions to the contrary, except Sections 3.6, 3.7, and 4.1(d), any contribution by the Employer to the Trust Fund is conditioned upon the deductibility of the contribution by the Employer under the Code and, to the extent any such deduction is disallowed, the Employer may within one (1) year following a final determination of the disallowance, whether by agreement with the Internal Revenue Service or by final decision of a court of competent jurisdiction, demand repayment of such disallowed contribution and the Trustee shall return such contribution within one
         (1) year following the disallowance. Earnings of the Plan attributable to the excess contribution may not be returned to the Employer, but any losses attributable thereto must reduce the amount so returned.

         9.15    UNIFORMITY

         All provisions of this Plan shall be interpreted and applied in a uniform, nondiscriminatory manner.

                                   ARTICLE X
                            PARTICIPATING EMPLOYERS

         10.1    ADOPTION BY OTHER EMPLOYERS

         Notwithstanding anything herein to the contrary, with the consent of the Employer and Trustee, any other corporation or entity whether an affiliate or subsidiary or not, may adopt this Plan and all of the provisions hereof, and participate herein and be known as a Participating Employer, by a properly executed document evidencing said intent and will of such Participating Employer.

         10.2    REQUIREMENTS OF PARTICIPATING EMPLOYERS

                 (a) Each such Participating Employer shall be required to use the same Trustee, Investment Manager and third party administrator as provided in this Plan.

                 (b) The Trustee may, but shall not be required to, commingle, hold and invest as one Trust Fund all contributions made by Participating Employers, as well as all increments thereof.

                 (c) The transfer of any Participant from or to an Employer participating in this Plan, whether he be an Employee of the Employer or a Participating Employer, shall not affect such Participant's rights under the Plan, and all amounts credited to such Participant's Account as well as his accumulated service time with the transferor or predecessor, and his length of participation in the Plan, shall continue to his credit.

                 (d) All rights and values forfeited by termination of employment shall inure only to the benefit of the Employee-Participants of the Participating Employer by which the forfeiting Participant was employed.

                 (e) Any expenses of the Trust which are to be paid by the Employer or borne by the Trust Fund shall be paid by each Participating Employer in the same proportion that the total amount standing to the credit of all Participants employed by such Employer bears to the total standing to the credit of all Participants.

         10.3    DESIGNATION OF AGENT

         Each Participating Employer shall be deemed to be a part of this Plan; provided, however, that with respect to all of its relations with the Trustee and Administrator for the purpose of this Plan, each Participating Employer shall be deemed to have designated irrevocably the Employer as its agent. Unless the context of the Plan clearly indicates the contrary, the word "Employer" shall be deemed to include each Participating Employer as related to its adoption of the Plan.

         10.4    EMPLOYEE TRANSFERS

         It is anticipated that an Employee may be transferred between Participating Employers, and in the event of any such transfer, the Employee involved shall carry with him his accumulated service and eligibility. No such transfer shall effect a termination of employment hereunder, and the Participating Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Participating Employer from whom the Employee was transferred.

         10.5    PARTICIPATING EMPLOYERS CONTRIBUTION

         All contributions made by a Participating Employer, as provided for in this Plan, shall be determined separately on the basis of its Net Profit and total Compensation paid, and shall be paid to and held by the Trustee for the exclusive benefit of the Employees of such Participating Employer and the Beneficiaries of such Employees, subject to all the terms and conditions of this Plan. Any Forfeiture by an Employee of a Participating Employer subject to allocation during each Plan Year shall be allocated only for the exclusive benefit of the Participants of such Participating Employer in accordance with the provisions of this Plan. On the basis of the information furnished by the Administrator, the Trustee shall keep separate books and records concerning the affairs of each Participating Employer hereunder and as to the accounts and credits of the Employees of each Participating Employer. The Trustee may, but need not, register Contracts so as to evidence that a particular Participating Employer is the interested Employer hereunder, but in the event of an Employee transfer from one Participating Employer to another, the employing Employer shall immediately notify the Trustee thereof.

         10.6    AMENDMENT

         Amendment of this Plan by the Employer at any time when there shall be a Participating Employer hereunder shall only be by the written action of each and every Participating Employer and with the consent of the Trustee where such consent is necessary in accordance with the terms of this Plan.

         10.7    DISCONTINUANCE OF PARTICIPATION

         Any Participating Employer shall be permitted to discontinue or revoke its participation in the Plan. At the time of any such discontinuance or revocation, satisfactory evidence thereof and of any applicable conditions imposed shall be delivered to the Trustee. The Trustee shall thereafter transfer, deliver and assign Contracts and other Trust Fund assets allocable to the Participants of such Participating Employer to such new Trustee as shall have been designated by such Participating Employer, in the event that it has established a separate pension plan for its Employees. If no successor is designated, the Trustee shall retain such assets for the Employees of said Participating Employer pursuant to the provisions of Article VII hereof. In no such event shall any part of the corpus or income of the Trust as it relates to such Participating Employer be used for or diverted for purposes other than for the exclusive benefit of the Employees of such Participating Employer.

         10.8    ADMINISTRATOR'S AUTHORITY

         The Administrator shall have authority to make any and all necessary rules or regulations, binding upon all Participating Employers and all Participants, to effectuate the purpose of this Article.

         10.9    PARTICIPATING EMPLOYER CONTRIBUTION FOR AFFILIATE

         If any Participating Employer is prevented in whole or in part from making a contribution to the Trust Fund which it would otherwise have made under the Plan by reason of having no current or accumulated earnings or profits, or because such earnings or profits are less than the contribution which it would otherwise have made, then, pursuant to Code Section 404(a)(3)(B), so much of the contribution which such Participating Employer was so prevented from making may be made, for the benefit of the participating employees of such Participating Employer, by the other Participating Employers who are members of the same affiliated group within the meaning of Code Section 1504 to the extent of their current or accumulated earnings or profits, except that such contribution by each such other Participating Employer shall be limited to the proportion of its total current and accumulated earnings or profits remaining after adjustment for its contribution to the Plan made without regard to this paragraph which the total prevented contribution bears to the total current and accumulated earnings or profits of all the Participating Employers remaining after adjustment for all contributions made to the Plan without regard to this paragraph.

         A Participating Employer on behalf of whose employees a contribution is made under this paragraph shall not reimburse the contributing Participating Employers.

         IN WITNESS WHEREOF, the undersigned officer of The GNI Group, Inc. has executed this Plan this _____ day of ________, 19__.



                                                   THE GNI GROUP, INC.
                                                   (EMPLOYER)


                                                   By:
                                                      -------------------------
ATTEST:


-----------------------